UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07899
                                   811-07885

Name of Fund: BlackRock S&P 500 Index Fund of BlackRock Index Funds, Inc.
              Master S&P 500 Index Series of Quantitative Master Series LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer,
      BlackRock S&P 500 Index Fund of BlackRock Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton,
      NJ 08543-9011

Registrant's telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2007

Date of reporting period: 01/01/2007 - 12/31/2007

Item 1 - Report to Stockholders

EQUITIES    FIXED INCOME   REAL ESTATE
LIQUIDITY   ALTERNATIVES   BLACKROCK SOLUTIONS

BlackRock S&P 500
Index Fund
OF BLACKROCK INDEX FUNDS, INC.

ANNUAL REPORT | DECEMBER 31, 2007

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

Table of Contents

================================================================================
                                                                            Page
--------------------------------------------------------------------------------
A Letter to Shareholders .................................................     3
Annual Report:
Fund Summary .............................................................     4
About Fund Performance ...................................................     6
Disclosure of Expenses ...................................................     6
Fund Financial Statements:
        Statement of Assets and Liabilities ..............................     7
        Statement of Operations ..........................................     8
        Statements of Changes in Net Assets ..............................     9
Fund Financial Highlights ................................................    10
Fund Notes to Financial Statements .......................................    11
Fund Report of Independent Registered Public Accounting Firm .............    13
Important Tax Information (unaudited) ....................................    13
Series Portfolio Information .............................................    14
Series Financial Statements:
        Summary Schedule of Investments ..................................    15
        Statement of Assets and Liabilities ..............................    19
        Statement of Operations ..........................................    20
        Statements of Changes in Net Assets ..............................    21
Series Financial Highlights ..............................................    22
Series Notes to Financial Statements .....................................    23
Series Report of Independent Registered Public Accounting Firm ...........    26
Proxy Results ............................................................    27
Officers and Directors ...................................................    29
BlackRock Fund Information ...............................................    32
Mutual Fund Family .......................................................    34


2           BLACKROCK S&P 500 INDEX FUND           DECEMBER 31, 2007

A Letter to Shareholders

Dear Shareholder

Financial markets endured heightened volatility during 2007, culminating in mixed results for some of the major benchmark indexes:

Total Returns as of December 31, 2007                                              6-month            12-month
==============================================================================================================
U.S. equities (S&P 500 Index)                                                       -1.37%             + 5.49%
--------------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                        -7.53              - 1.57
--------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                   +0.39              +11.17
--------------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                            +5.93              + 6.97
--------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                      +3.22              + 3.36
--------------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)    -0.67              + 2.27
--------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Subprime mortgage woes dominated headlines for much of 2007, spawning a widespread liquidity and credit crisis with ramifications across global markets. The Federal Reserve Board (the "Fed") stepped in to inject liquidity into the markets and bolster investor confidence, cutting the federal funds rate by 0.50% in September, 0.25% in October and 0.25% in December, which brought the target short-term interest rate to 4.25%. In taking action, the central bankers, who had long deemed themselves inflation fighters, were seeking to stem the fallout from the credit crunch and forestall a wider economic unraveling.

Amid the volatility, equity markets displayed surprising resilience. Market fundamentals generally held firm, dividend payouts and share buybacks continued, and valuations remained attractive. To some extent, the credit turmoil dampened corporate merger-and-acquisition (M&A) activity, a key source of strength for equity markets, but 2007 remained a record year for global M&A nonetheless. As the returns indicate, the most recent six months were more trying, reflecting the slowing U.S. economy, a troubled housing market and a more difficult corporate earnings backdrop. Overall, large cap stocks outperformed small caps as investors grew increasingly risk averse. International markets fared better than their U.S. counterparts, benefiting from generally stronger economies.

In fixed income markets, mixed economic signals and subprime fallout resulted in a flight to quality. Investors shunned bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. The yield on 10-year Treasury issues, which touched 5.30% in June (its highest level in five years), fell to 4.04% by year-end, while prices correspondingly rose. The tax-exempt bond market waffled amid the economic uncertainty and concerns around the credit worthiness of bond insurers, but set a new-issuance record in 2007. A drop in municipal bond prices created buying opportunities, and the heightened supply was generally well absorbed.

As you navigate the uncertainties inherent in the financial markets, we encourage you to start the year by reviewing your investment goals with your financial professional and making portfolio changes, as needed. For more reflection on 2007 and our 10 predictions for 2008, please ask your financial professional for a copy of "What's Ahead in 2008: An Investment Perspective," or view it online at www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the new year and beyond.

Sincerely,


/s/ Rob Kapito

Rob Kapito
President, BlackRock Advisors, LLC


                                                                               3
THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary

Portfolio Management Commentary

      How did the Fund perform?

o During the fiscal year ended December 31, 2007, BlackRock S&P 500 Index Fund generated returns that were comparable, before fees and expenses, to that of the benchmark Standard & Poor's (S&P) 500 Index. Returns, after fees and expenses, for the Portfolio's respective share classes trailed the benchmark approximately by the amount of such classes' individual share-class fees and expenses.

      Describe the market environment.

o Equity markets performed quite well in 2007. It was a year of intense market volatility, but still one that resulted in decent gains for most asset classes. The annual period began much like 2006 ended, with some slowing in U.S. economic growth, a Federal Reserve Board (the "Fed") that remained on hold and a generally positive investment environment. In the first half of 2007, solid earnings growth and continued high levels of merger-and-acquisition activity allowed equities to move upward.

o The following six months were vastly different, however. The benign fundamentals that dominated from 2003 to 2006 -- namely, strong global growth, rising profitability levels and falling risk premiums -- were replaced by credit stress, pressures on the capital position of the financial system, question marks about the sustainability of the business cycle and rising food and energy prices. Reflecting these woes, U.S. government bond yields plummeted, the dollar's decline intensified, equities became volatile and trendless, and the Fed's focus shifted from inflation fighting to providing liquidity and reducing short-term interest rates. Beginning in September, the Fed lowered the target federal funds rate by 100 basis points (1.00%), from 5.25% to 4.25%.

o For the 12 months, large-cap stocks outperformed their small-cap counterparts, as the S&P 500 Index returned +5.49%, while the small cap S&P 600 Index returned -0.30%. Within the S&P 500, the growth style of investing significantly outperformed the value style for the year.

o From a sector perspective, eight of the 10 sectors in the Index recorded positive yearly returns. Energy (+34.4%), materials (+22.5%) and utilities (+19.4%) led the group, while financials (-18.6%) and consumer discretionary (-13.2%) were the laggards.

      Describe recent portfolio activity.

o Throughout the period, as changes were made to the composition of the S&P 500 Index, the portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark.

      Describe Fund positioning at period-end.

o In keeping with its investment objective, the portfolio remains positioned to match the risk characteristics of its benchmark, irrespective of the market's future direction.

Expense Example

                                               Actual                                             Hypothetical**
                      ----------------------------------------------------    ----------------------------------------------------
                        Beginning         Ending                                Beginning         Ending
                      Account Value    Account Value       Expenses Paid      Account Value    Account Value       Expenses Paid
                      July 1, 2007     Dec. 31, 2007    During the Period*    July 1, 2007     Dec. 31, 2007    During the Period*
----------------------------------------------------------------------------------------------------------------------------------
Institutional .......    $1,000          $985.50              $1.71              $1,000          $1,023.58            $1.74
Investor A ..........    $1,000          $983.90              $3.02              $1,000          $1,022.26            $3.07
----------------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.34% for Institutional and .60% for Investor A), multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

      See "Disclosure of Expenses" on page 6 for further information on how expenses were calculated.


4           BLACKROCK S&P 500 INDEX FUND           DECEMBER 31, 2007

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional Shares and Investor A Shares compared to growth of an investment in the S&P 500(R) Index. Values are from December 1997 to December 2007.

                    Institutional            Investor A               S&P 500(R)
                         Shares*+              Shares*+                  Index++
12/97                     $10,000               $10,000                  $10,000
12/98                     $12,824               $12,795                  $12,858
12/99                     $15,446               $15,375                  $15,563
12/00                     $13,990               $13,895                  $14,146
12/01                     $12,284               $12,160                  $12,465
12/02                      $9,519                $9,409                   $9,710
12/03                     $12,217               $12,045                  $12,495
12/04                     $13,506               $13,276                  $13,855
12/05                     $14,131               $13,858                  $14,536
12/06                     $16,319               $15,961                  $16,832
12/07                     $17,182               $16,754                  $17,756

* Assuming transaction costs, if any, and other operating expenses, including advisory fees.
+ The Fund invests all of its assets in Master S&P 500 Index Series (the "Series") of Quantitative Master Series LLC. The Series' investments are allocated among common stocks in approximately the same weightings as the S&P 500 Index.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a registered trademark of the McGrawHill Companies.

Performance Summary for the Period Ended December 31, 2007

                                                                                        Average Annual Total Returns*
                                                6-Month         --------------------------------------------------------------------
                                             Total Returns           1 Year                        5 Years                  10 Years
------------------------------------------------------------------------------------------------------------------------------------
Institutional .............................     -1.45%               +5.29%                        +12.54%                   +5.56%
Investor A ................................     -1.61                +4.97                         +12.23                    +5.30
S&P 500 Index .............................     -1.37                +5.49                         +12.83                    +5.91
------------------------------------------------------------------------------------------------------------------------------------

* See "About Fund Performance" on page 6 for a detailed description of share classes, including any related fees.

      Past performance is not indicative of future results.


           BLACKROCK S&P 500 INDEX FUND           DECEMBER 31, 2007           5

About Fund Performance

o Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. Investor A Shares are subject to an ongoing service fee of .25% per year.

      Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on page 5 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees and other Fund expenses. The expense example on page 4 (which is based on a hypothetical investment of $1,000 invested on July 1, 2007 and held through December 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


6           BLACKROCK S&P 500 INDEX FUND           DECEMBER 31, 2007

Statement of Assets and Liabilities                 BlackRock S&P 500 Index Fund

As of December 31, 2007
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
Investment in Master S&P 500 Index Series (the "Series"), at value
  (identified cost -- $1,871,894,361) .......................................................                       $ 2,710,762,264
Prepaid expenses ............................................................................                                23,566
                                                                                                                    ---------------
Total assets ................................................................................                         2,710,785,830
                                                                                                                    ---------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
Payables:
    Administrative fees .....................................................................    $       576,235
    Distributor .............................................................................            205,567
    Other affiliates ........................................................................             26,482            808,284
                                                                                                 ---------------
Accrued expenses ............................................................................                               570,588
                                                                                                                    ---------------
Total liabilities ...........................................................................                             1,378,872
                                                                                                                    ---------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Net assets ..................................................................................                       $ 2,709,406,958
                                                                                                                    ===============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Shares of Common Stock, $.0001 par value, 250,000,000 shares authorized .......                       $         9,880
Investor A Shares of Common Stock, $.0001 par value, 250,000,000 shares authorized ..........                                 5,179
Paid-in capital in excess of par ............................................................                         2,040,599,230
Undistributed investment income -- net ......................................................                               758,147
Accumulated realized capital losses allocated from the Series -- net ........................                          (170,833,381)
Unrealized appreciation allocated from the Series -- net ....................................                           838,867,903
                                                                                                                    ---------------
Net assets ..................................................................................                       $ 2,709,406,958
                                                                                                                    ===============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
Institutional -- Based on net assets of $1,779,029,700 and 98,803,390 shares outstanding ....                       $         18.01
                                                                                                                    ===============
Investor A -- Based on net assets of $930,377,258 and 51,789,005 shares outstanding .........                       $         17.96
                                                                                                                    ===============

See Notes to Financial Statements.


           BLACKROCK S&P 500 INDEX FUND           DECEMBER 31, 2007           7

Statement of Operations                             BlackRock S&P 500 Index Fund

For the Year Ended December 31, 2007
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income allocated from the Series:
    Dividends .............................................................................                        $     53,030,005
    Interest from affiliates ..............................................................                               1,901,148
    Securities lending -- net .............................................................                                 536,095
    Expenses ..............................................................................                                (864,620)
                                                                                                                   ----------------
Total income ..............................................................................                              54,602,628
                                                                                                                   ----------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Administration fees .......................................................................    $      6,858,698
Service fees -- Investor A ................................................................           2,488,518
Transfer agent fees -- Institutional ......................................................           1,005,622
Transfer agent fees -- Investor A .........................................................             579,958
Printing and shareholder reports ..........................................................              91,724
Licensing fees ............................................................................              75,489
Professional fees .........................................................................              57,989
Registration fees .........................................................................              55,483
Directors' fees and expenses ..............................................................              18,344
Other .....................................................................................              12,499
                                                                                               ----------------
Total expenses ............................................................................                              11,244,324
                                                                                                                   ----------------
Investment income -- net ..................................................................                              43,358,304
                                                                                                                   ----------------
===================================================================================================================================
Realized & Unrealized Gain Allocated from the Series -- Net
-----------------------------------------------------------------------------------------------------------------------------------
Realized gain on:
  Investments -- net ......................................................................          90,419,823
  futures contracts -- net ................................................................             773,341          91,193,164
                                                                                               ----------------
Change in unrealized appreciation/depreciation on investments and financial futures
  contracts -- net ........................................................................                               3,858,140
                                                                                                                   ----------------
Total realized and unrealized gain -- net .................................................                              95,051,304
                                                                                                                   ----------------
Net Increase in Net Assets Resulting from Operations ......................................                        $    138,409,608
                                                                                                                   ================

See Notes to Financial Statements.


8           BLACKROCK S&P 500 INDEX FUND           DECEMBER 31, 2007

Statements of Changes in Net Assets                 BlackRock S&P 500 Index Fund

                                                                                                         For the Year Ended
                                                                                                            December 31,
                                                                                                -----------------------------------
Increase (Decrease) in Net Assets:                                                                    2007                2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net ...................................................................    $    43,358,304     $    37,638,485
Realized gain (loss) -- net ................................................................         91,193,164         (12,644,618)
Change in unrealized appreciation/depreciation -- net ......................................          3,858,140         335,003,357
                                                                                                -----------------------------------
Net increase in net assets resulting from operations .......................................        138,409,608         359,997,224
                                                                                                -----------------------------------
===================================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net:
    Institutional ..........................................................................        (30,010,433)        (25,275,471)
    Investor A .............................................................................        (13,728,052)        (11,846,861)
                                                                                                -----------------------------------
Net decrease in net assets resulting from dividends to shareholders ........................        (43,738,485)        (37,122,332)
                                                                                                -----------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets derived from capital share transactions .........................        (54,267,850)        (94,689,583)
                                                                                                -----------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total increase in net assets ...............................................................         40,403,273         228,185,309
Beginning of year ..........................................................................      2,669,003,685       2,440,818,376
                                                                                                -----------------------------------
End of year* ...............................................................................    $ 2,709,406,958     $ 2,669,003,685
                                                                                                ===================================
    * Undistributed investment income -- net ...............................................    $       758,147     $     1,138,328
                                                                                                ===================================

      See Notes to Financial Statements.


           BLACKROCK S&P 500 INDEX FUND           DECEMBER 31, 2007           9

Financial Highlights                                BlackRock S&P 500 Index Fund

                                                                       Institutional
                                       --------------------------------------------------------------------------
The following per share data                                        For the Year Ended
and ratios have been derived                                           December 31,
from information provided in           --------------------------------------------------------------------------
the financial statements                  2007            2006            2005            2004            2003
=================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year     $    17.40      $    15.29      $    14.84      $    13.64      $    10.76
                                       --------------------------------------------------------------------------
Investment income -- net** ........           .30             .26             .23             .24             .17
Realized and unrealized gain -- net           .62            2.11             .46            1.19            2.88
                                       --------------------------------------------------------------------------
Total from investment operations ..           .92            2.37             .69            1.43            3.05
                                       --------------------------------------------------------------------------
Less dividends from investment
  income -- net ...................          (.31)           (.26)           (.24)           (.23)           (.17)
                                       --------------------------------------------------------------------------
Net asset value, end of year ......    $    18.01      $    17.40      $    15.29      $    14.84      $    13.64
                                       ==========================================================================
=================================================================================================================
Total Investment Return
-----------------------------------------------------------------------------------------------------------------
Based on net asset value per share           5.29%          15.49%           4.63%          10.55%          28.35%
                                       ==========================================================================
=================================================================================================================
Ratios to Average Net Assets*
-----------------------------------------------------------------------------------------------------------------
Expenses ..........................           .34%            .35%            .35%            .34%            .36%
                                       ==========================================================================
Investment income -- net ..........          1.64%           1.61%           1.52%           1.68%           1.44%
                                       ==========================================================================
=================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------
Net assets, end of year
  (in thousands) ..................    $1,779,030      $1,699,791      $1,544,023      $1,653,423      $1,428,292
                                       ==========================================================================
Portfolio turnover from the Series              4%              4%             11%              6%              4%
                                       ==========================================================================

                                                                        Investor A
                                       --------------------------------------------------------------------------
The following per share data                                        For the Year Ended
and ratios have been derived                                           December 31,
from information provided in           --------------------------------------------------------------------------
the financial statements                  2007            2006            2005            2004            2003
=================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year     $    17.36      $    15.26      $    14.81      $    13.62      $    10.75
                                       --------------------------------------------------------------------------
Investment income -- net** ........           .25             .22             .19             .20             .14
Realized and unrealized gain -- net           .61            2.10             .46            1.19            2.87
                                       --------------------------------------------------------------------------
Total from investment operations ..           .86            2.32             .65            1.39            3.01
                                       --------------------------------------------------------------------------
Less dividends from investment
  income -- net ...................          (.26)           (.22)           (.20)           (.20)           (.14)
                                       --------------------------------------------------------------------------
Net asset value, end of year ......    $    17.96      $    17.36      $    15.26      $    14.81      $    13.62
                                       ==========================================================================
=================================================================================================================
Total Investment Return
-----------------------------------------------------------------------------------------------------------------
Based on net asset value per share           4.97%          15.18%           4.38%          10.22%          28.02%
                                       ==========================================================================
=================================================================================================================
Ratios to Average Net Assets*
-----------------------------------------------------------------------------------------------------------------
Expenses ..........................           .60%            .60%            .60%            .59%            .61%
                                       ==========================================================================
Investment income -- net ..........          1.38%           1.36%           1.27%           1.42%           1.19%
                                       ==========================================================================
=================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------
Net assets, end of year
  (in thousands) ..................    $  930,377      $  969,213      $  896,796      $  939,608      $  880,875
                                       ==========================================================================
Portfolio turnover from the Series              4%              4%             11%              6%              4%
                                       ==========================================================================

* Includes the Fund's share of the Series' allocated expenses and investment income -- net.
**    Based on average shares outstanding.

      See Notes to Financial Statements.


10           BLACKROCK S&P 500 INDEX FUND           DECEMBER 31, 2007

Notes to Financial Statements                       BlackRock S&P 500 Index Fund

1. Significant Accounting Policies:

BlackRock S&P 500 Index Fund (the "Fund"), a series of BlackRock Index Funds, Inc. (the "Corporation"), is registered under the Investment Company Act of 1940, as amended, as a non-diversified management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund seeks to achieve its investment objective by investing all of its assets in Master S&P 500 Index Series (the "Series") of Quantitative Master Series LLC (the "Master LLC"), which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Series reflects the Fund's proportionate interest in the net assets of the Series. The performance of the Fund is directly affected by the performance of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The percentage of the Series owned by the Fund at December 31, 2007 was 72.8%. The Fund offers multiple classes of shares. Institutional and Investor A Shares are generally sold without the imposition of a front-end or deferred sales charge. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A Shares bear certain expenses related to the shareholder servicing of such shares and have exclusive voting rights with respect to matters relating to their shareholder servicing expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Series at fair value. Valuation of securities held by the Series is discussed in Note 1(a) of the Series' Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Series' income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the require-ments of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Series are accounted for on a trade date basis.

(g) Recent accounting pronouncements -- Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remains open for the years ended December 31, 2004 through December 31, 2006. The statute of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

2. Transactions with Affiliates:

The Corporation has entered into an Administration Agreement with BlackRock Advisors, LLC (the "Administrator") an indirect, wholly owned subsidiary of BlackRock, Inc. The Fund pays a monthly fee at an annual rate of .245% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. The Administrator has entered into a voluntary arrangement with the Fund under which the expenses incurred by each class of shares of the Fund (excluding service fees) will not exceed .40%. This arrangement has a one-year term and is renewable. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. ("PNC") are principal owners of BlackRock, Inc.


           BLACKROCK S&P 500 INDEX FUND           DECEMBER 31, 2007           11

Notes to Financial Statements (concluded)           BlackRock S&P 500 Index Fund

The Corporation has also entered into separate Distribution Agreements and a Distribution Plan with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") and its affiliates (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc.

Pursuant to the Distribution Plan adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing service fee with respect to Investor A Shares. The fee is accrued daily and paid monthly at the annual rate of .25% based upon the average daily net assets of Investor A Shares.

Pursuant to sub-agreements with each Distributor, broker-dealers including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and the Distributor provide shareholder servicing to the Fund.

PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Administrator, is the Fund's transfer agent.

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $54,267,850 and $94,689,583 for the years ended December 31, 2007 and December 31, 2006, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Institutional Shares for the Year                                    Dollar
Ended December 31, 2007                             Shares           Amount
-------------------------------------------------------------------------------
Shares sold .................................      31,473,402     $ 573,268,833
Shares issued to shareholders in reinvestment
  of dividends ..............................       1,628,519        29,084,218
                                                -------------------------------
Total issued ................................      33,101,921       602,353,051
Shares redeemed .............................     (31,960,698)     (583,460,577)
                                                -------------------------------
Net increase ................................       1,141,223     $  18,892,474
                                                ===============================

-------------------------------------------------------------------------------
Institutional Shares for the Year                                    Dollar
Ended December 31, 2006                             Shares           Amount
-------------------------------------------------------------------------------
Shares sold .................................      28,896,398     $ 467,956,426
Shares issued to shareholders in reinvestment
  of dividends ..............................       1,407,779        24,580,626
                                                -------------------------------
Total issued ................................      30,304,177       492,537,052
Shares redeemed .............................     (33,597,086)     (542,308,997)
                                                -------------------------------
Net decrease ................................      (3,292,909)    $ (49,771,945)
                                                ===============================

-------------------------------------------------------------------------------
Investor A Shares for the the Year                                   Dollar
Ended December 31, 2007                             Shares           Amount
-------------------------------------------------------------------------------
Shares sold .................................      10,990,071     $ 199,586,598
Shares issued to shareholders in reinvestment
  of dividends ..............................         713,622        12,721,725
                                                -------------------------------
Total issued ................................      11,703,693       212,308,323
Shares redeemed .............................     (15,730,807)     (285,468,647)
                                                -------------------------------
Net decrease ................................      (4,027,114)    $ (73,160,324)
                                                ===============================

-------------------------------------------------------------------------------
Investor A Shares for the Year                                       Dollar
Ended December 31, 2006                             Shares           Amount
-------------------------------------------------------------------------------
Shares sold .................................      10,760,366     $ 174,132,500
Shares issued to shareholders in reinvestment
  of dividends ..............................         622,994        10,846,759
                                                -------------------------------
Total issued ................................      11,383,360       184,979,259
Shares redeemed .............................     (14,329,991)     (229,896,897)
                                                -------------------------------
Net decrease ................................      (2,946,631)    $ (44,917,638)
                                                ===============================

4. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 was as follows:

--------------------------------------------------------------------------------
                                                       12/31/2007     12/31/2006
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income ..................................    $43,738,485    $37,122,332
                                                      --------------------------
Total taxable distributions ......................    $43,738,485    $37,122,332
                                                      ==========================

As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income -- net .......................    $     758,147
Capital loss carryforward ..................................      (88,164,967)*
Unrealized gains -- net ....................................      756,199,489**
                                                                -------------
Total accumulated earnings -- net ..........................    $ 668,792,669
                                                                =============

* On December 31, 2007, the Fund had a net capital loss carryforward of $88,164,967, of which $3,802,400 expires in 2010, $7,823,922 expires in
      2011, $21,618,948 expires in 2012, $28,402,088 expires in 2013 and
      $26,517,609 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.


12           BLACKROCK S&P 500 INDEX FUND           DECEMBER 31, 2007

Report of Independent Registered Public Accounting Firm
                                                    BlackRock S&P 500 Index Fund

To the Shareholders and Board of Directors of BlackRock Index Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock S&P 500 Index Fund, one of the series constituting BlackRock Index Funds, Inc. (the "Fund"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock S&P 500 Index Fund of BlackRock Index Funds, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 28, 2008

Important Tax Information (Unaudited)

All of the ordinary income distributions paid by BlackRock S&P 500 Index Fund of BlackRock Index Funds, Inc. during the fiscal year ended December 31, 2007 qualify for the dividends received deduction for corporations and consist entirely of qualified dividend income for individuals.


           BLACKROCK S&P 500 INDEX FUND           DECEMBER 31, 2007           13

Portfolio Information                                Master S&P 500 Index Series

As of December 31, 2007

                                                                      Percent of
Ten Largest Holdings                                                  Net Assets
--------------------------------------------------------------------------------
Exxon Mobil Corp. ...................................................    4.0%
General Electric Co. ................................................    2.9
Microsoft Corp. .....................................................    2.2
AT&T Inc. ...........................................................    2.0
The Procter & Gamble Co. ............................................    1.8
Chevron Corp. .......................................................    1.5
Johnson & Johnson ...................................................    1.5
Bank of America Corp. ...............................................    1.4
Apple Inc. ..........................................................    1.3
Cisco Systems, Inc. .................................................    1.3
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels ........................................    10.1%
Pharmaceuticals ....................................................     6.3
Computers & Peripherals ............................................     4.6
Diversified Financial Services .....................................     4.4
Insurance ..........................................................     4.3
--------------------------------------------------------------------------------

                                                                      Percent of
Sector Representation                                      Long-Term Investments
--------------------------------------------------------------------------------
Financials .........................................................    17.6%
Information Technology .............................................    16.8
Energy .............................................................    12.7
Health Care ........................................................    12.0
Industrials ........................................................    11.5
Consumer Staples ...................................................    10.3
Consumer Discretionary .............................................     8.5
Utilities ..........................................................     3.7
Telecommunication Services .........................................     3.6
Materials ..........................................................     3.3
--------------------------------------------------------------------------------
      For Series compliance purposes, the Series' industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry and sector sub-classifications for reporting ease.


14           BLACKROCK S&P 500 INDEX FUND           DECEMBER 31, 2007

Summary Schedule of Investments as of December 31, 2007
                                                     Master S&P 500 Index Series

This summary schedule of investments is presented to help investors focus on the Series' principal holdings. It includes the Series' 50 largest holdings and each investment of any issuer that exceeds 1% of the Series' net assets, and affiliated investments. "Other Securities" represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling 800-441-7762 or on the Securities and Exchange Commission's website at http://www.sec.gov.

====================================================================================================================================
                                             Shares                                                                       Percent of
Industry                                       Held      Common Stocks                                        Value       Net Assets
====================================================================================================================================
Aerospace & Defense                         223,361      Boeing Co.                                      $   19,535,153       0.5%
                                            284,811      United Technologies Corp.                           21,799,434       0.6
                                                         Other Securities                                    64,496,686       1.7
                                                                                                         ---------------------------
                                                                                                            105,831,273       2.8
------------------------------------------------------------------------------------------------------------------------------------
Air Freight & Logistics                     302,787      United Parcel Service, Inc. Class B (e)             21,413,097       0.6
                                                         Other Securities                                    13,425,575       0.4
                                                                                                         ---------------------------
                                                                                                             34,838,672       1.0
------------------------------------------------------------------------------------------------------------------------------------
Airlines                                                 Other Securities                                     2,668,994       0.1
------------------------------------------------------------------------------------------------------------------------------------
Auto Components                                          Other Securities                                     7,921,629       0.2
------------------------------------------------------------------------------------------------------------------------------------
Automobiles                                              Other Securities                                    11,380,003       0.3
------------------------------------------------------------------------------------------------------------------------------------
Beverages                                   572,683      The Coca-Cola Co.                                   35,145,556       0.9
                                            463,824      PepsiCo, Inc.                                       35,204,242       0.9
                                                         Other Securities                                    20,417,150       0.6
                                                                                                         ---------------------------
                                                                                                             90,766,948       2.4
------------------------------------------------------------------------------------------------------------------------------------
Biotechnology                                            Other Securities                                    42,371,224       1.1
------------------------------------------------------------------------------------------------------------------------------------
Building Products                                        Other Securities                                     4,736,537       0.1
------------------------------------------------------------------------------------------------------------------------------------
Capital Markets                             328,077      The Bank of New York Mellon Corp.                   15,997,034       0.4
                                            114,593      The Goldman Sachs Group, Inc. (e)                   24,643,225       0.7
                                            246,638      Merrill Lynch & Co., Inc. (b)                       13,239,528       0.4
                                            305,833      Morgan Stanley (e)                                  16,242,791       0.4
                                                         Other Securities                                    54,084,462       1.4
                                                                                                         ---------------------------
                                                                                                            124,207,040       3.3
------------------------------------------------------------------------------------------------------------------------------------
Chemicals                                   157,572      Monsanto Co.                                        17,599,217       0.5
                                                         Other Securities                                    50,734,113       1.3
                                                                                                         ---------------------------
                                                                                                             68,333,330       1.8
------------------------------------------------------------------------------------------------------------------------------------
Commercial Banks                            100,749      The PNC Financial Services Group, Inc. (b)           6,614,172       0.2
                                            497,511      U.S. Bancorp (e)                                    15,790,999       0.4
                                            569,261      Wachovia Corp. (e)                                  21,648,996       0.6
                                            972,290      Wells Fargo & Co.                                   29,353,435       0.8
                                                         Other Securities                                    36,781,339       1.0
                                                                                                         ---------------------------
                                                                                                            110,188,941       3.0
------------------------------------------------------------------------------------------------------------------------------------
Commercial Services & Supplies                           Other Securities                                    17,216,489       0.5
------------------------------------------------------------------------------------------------------------------------------------
Communications Equipment                  1,748,204      Cisco Systems, Inc. (a)                             47,323,882       1.3
                                            471,601      QUALCOMM, Inc.                                      18,557,499       0.5
                                                         Other Securities                                    28,923,712       0.8
                                                                                                         ---------------------------
                                                                                                             94,805,093       2.6
------------------------------------------------------------------------------------------------------------------------------------
Computers & Peripherals                     252,903      Apple Inc. (a)                                      50,095,026       1.3
                                            645,721      Dell, Inc. (a)                                      15,826,622       0.4
                                            742,911      Hewlett-Packard Co.                                 37,502,147       1.0
                                            397,091      International Business Machines Corp.               42,925,537       1.2
                                                         Other Securities                                    23,191,834       0.7
                                                                                                         ---------------------------
                                                                                                            169,541,166       4.6
------------------------------------------------------------------------------------------------------------------------------------
Construction & Engineering                               Other Securities                                     6,958,279       0.2
------------------------------------------------------------------------------------------------------------------------------------
Construction Materials                                   Other Securities                                     2,338,849       0.1
------------------------------------------------------------------------------------------------------------------------------------
Consumer Finance                            336,974      American Express Co.                                17,529,387       0.5
                                                         Other Securities                                     9,874,933       0.2
                                                                                                         ---------------------------
                                                                                                             27,404,320       0.7
------------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging                                   Other Securities                                     4,338,440       0.1
------------------------------------------------------------------------------------------------------------------------------------


           BLACKROCK S&P 500 INDEX FUND           DECEMBER 31, 2007           15

Summary Schedule of Investments (continued)          Master S&P 500 Index Series

                                             Shares                                                                       Percent of
Industry                                       Held      Common Stocks                                        Value       Net Assets
====================================================================================================================================
Distributors                                             Other Securities                                $    2,287,081       0.1%
------------------------------------------------------------------------------------------------------------------------------------
Diversified Consumer Services                            Other Securities                                     4,640,466       0.1
------------------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services            1,283,653      Bank of America Corp.                               52,963,523       1.4
                                          1,444,179      Citigroup, Inc.                                     42,516,630       1.1
                                            967,904      JPMorgan Chase & Co.                                42,249,010       1.1
                                                         Other Securities                                    27,182,655       0.8
                                                                                                         ---------------------------
                                                                                                            164,911,818       4.4
------------------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication Services    1,752,191      AT&T Inc.                                           72,821,058       2.0
                                            832,857      Verizon Communications, Inc.                        36,387,522       1.0
                                                         Other Securities                                     9,717,464       0.2
                                                                                                         ---------------------------
                                                                                                            118,926,044       3.2
------------------------------------------------------------------------------------------------------------------------------------
Electric Utilities                                       Other Securities                                    77,933,873       2.1
------------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment                                     Other Securities                                    18,732,455       0.5
------------------------------------------------------------------------------------------------------------------------------------
Electronic Equipment & Instruments                       Other Securities                                    11,645,227       0.3
------------------------------------------------------------------------------------------------------------------------------------
Energy Equipment & Services                 344,590      Schlumberger Ltd.                                   33,897,318       0.9
                                                         Other Securities                                    60,582,396       1.6
                                                                                                         ---------------------------
                                                                                                             94,479,714       2.5
------------------------------------------------------------------------------------------------------------------------------------
Food & Staples Retailing                    425,552      CVS/Caremark Corp.                                  16,915,692       0.5
                                            680,909      Wal-Mart Stores, Inc.                               32,363,605       0.9
                                                         Other Securities                                    38,078,143       1.0
                                                                                                         ---------------------------
                                                                                                             87,357,440       2.4
------------------------------------------------------------------------------------------------------------------------------------
Food Products                                            Other Securities                                    55,323,978       1.5
------------------------------------------------------------------------------------------------------------------------------------
Gas Utilities                                            Other Securities                                     7,946,105       0.2
------------------------------------------------------------------------------------------------------------------------------------
Health Care Equipment & Supplies            325,757      Medtronic, Inc.                                     16,375,804       0.4
                                                         Other Securities                                    47,897,372       1.3
                                                                                                         ---------------------------
                                                                                                             64,273,176       1.7
------------------------------------------------------------------------------------------------------------------------------------
Health Care Providers & Services            372,345      UnitedHealth Group, Inc.                            21,670,479       0.6
                                                         Other Securities                                    67,187,331       1.8
                                                                                                         ---------------------------
                                                                                                             88,857,810       2.4
------------------------------------------------------------------------------------------------------------------------------------
Health Care Technology                                   Other Securities                                     1,359,383       0.0
------------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure               340,801      McDonald's Corp.                                    20,076,587       0.5
                                                         Other Securities                                    32,996,304       0.9
                                                                                                         ---------------------------
                                                                                                             53,072,891       1.4
------------------------------------------------------------------------------------------------------------------------------------
Household Durables                                       Other Securities                                    15,970,578       0.4
------------------------------------------------------------------------------------------------------------------------------------
Household Products                          897,494      The Procter & Gamble Co.                            65,894,009       1.8
                                                         Other Securities                                    22,495,490       0.6
                                                                                                         ---------------------------
                                                                                                             88,389,499       2.4
------------------------------------------------------------------------------------------------------------------------------------
IT Services                                              Other Securities                                    32,380,701       0.9
------------------------------------------------------------------------------------------------------------------------------------
Independent Power Producers &                            Other Securities                                    10,294,221       0.3
Energy Traders
------------------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates                    205,485      3M Co.                                              17,326,495       0.5
                                          2,917,337      General Electric Co.                               108,145,683       2.9
                                                         Other Securities                                    10,580,434       0.3
                                                                                                         ---------------------------
                                                                                                            136,052,612       3.7
------------------------------------------------------------------------------------------------------------------------------------
Insurance                                   730,793      American International Group, Inc.                  42,605,232       1.1
                                                         Other Securities                                   116,910,078       3.2
                                                                                                         ---------------------------
                                                                                                            159,515,310       4.3
------------------------------------------------------------------------------------------------------------------------------------
Internet & Catalog Retail                                Other Securities                                    11,647,333       0.3
------------------------------------------------------------------------------------------------------------------------------------
Internet Software & Services                 66,869      Google, Inc. Class A (a)                            46,238,576       1.2
                                                         Other Securities                                    23,924,604       0.7
                                                                                                         ---------------------------
                                                                                                             70,163,180       1.9
------------------------------------------------------------------------------------------------------------------------------------


16           BLACKROCK S&P 500 INDEX FUND           DECEMBER 31, 2007

Summary Schedule of Investments (continued)          Master S&P 500 Index Series

                                             Shares                                                                       Percent of
Industry                                       Held      Common Stocks                                        Value       Net Assets
====================================================================================================================================
Leisure Equipment & Products                             Other Securities                                $    5,502,684       0.1%
------------------------------------------------------------------------------------------------------------------------------------
Life Sciences Tools & Services                           Other Securities                                    13,020,828       0.4
------------------------------------------------------------------------------------------------------------------------------------
Machinery                                                Other Securities                                    69,847,339       1.9
------------------------------------------------------------------------------------------------------------------------------------
Media                                     1,041,597      Time Warner, Inc.                                   17,196,766       0.5
                                            548,540      Walt Disney Co.                                     17,706,871       0.5
                                                         Other Securities                                    69,684,878       1.8
                                                                                                         ---------------------------
                                                                                                            104,588,515       2.8
------------------------------------------------------------------------------------------------------------------------------------
Metals & Mining                                          Other Securities                                    38,591,381       1.0
------------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities                                          Other Securities                                    41,902,697       1.1
------------------------------------------------------------------------------------------------------------------------------------
Multiline Retail                                         Other Securities                                    27,878,380       0.7
------------------------------------------------------------------------------------------------------------------------------------
Office Electronics                                       Other Securities                                     4,482,380       0.1
------------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                 608,429      Chevron Corp. (e)                                   56,784,679       1.5
                                            460,905      ConocoPhillips                                      40,697,911       1.1
                                          1,576,427      Exxon Mobil Corp. (d)                              147,695,446       4.0
                                            238,719      Occidental Petroleum Corp.                          18,378,976       0.5
                                                         Other Securities                                   113,080,803       3.0
                                                                                                         ---------------------------
                                                                                                            376,637,815      10.1
------------------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products                                  Other Securities                                    10,203,224       0.3
------------------------------------------------------------------------------------------------------------------------------------
Personal Products                                        Other Securities                                     6,455,196       0.2
------------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals                             445,254      Abbott Laboratories                                 25,001,012       0.7
                                            824,637      Johnson & Johnson                                   55,003,288       1.5
                                            627,225      Merck & Co., Inc.                                   36,448,045       1.0
                                          1,968,030      Pfizer, Inc.                                        44,733,322       1.2
                                            385,834      Wyeth                                               17,050,004       0.5
                                                         Other Securities                                    55,745,342       1.4
                                                                                                         ---------------------------
                                                                                                            233,981,013       6.3
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts (REITs)                    Other Securities                                    36,787,135       1.0
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Management & Development                     Other Securities                                     1,161,351       0.0
------------------------------------------------------------------------------------------------------------------------------------
Road & Rail                                              Other Securities                                    28,300,627       0.8
------------------------------------------------------------------------------------------------------------------------------------
Semiconductors &                          1,684,853      Intel Corp.                                         44,918,181       1.2
Semiconductor Equipment                                  Other Securities                                    54,950,399       1.5
                                                                                                         ---------------------------
                                                                                                             99,868,580       2.7
------------------------------------------------------------------------------------------------------------------------------------
Software                                  2,319,487      Microsoft Corp.                                     82,573,737       2.2
                                          1,136,319      Oracle Corp. (a)(e)                                 25,658,083       0.7
                                                         Other Securities                                    31,265,350       0.8
                                                                                                         ---------------------------
                                                                                                            139,497,170       3.7
------------------------------------------------------------------------------------------------------------------------------------
Specialty Retail                                         Other Securities                                    56,038,079       1.5
------------------------------------------------------------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods                         Other Securities                                    14,327,190       0.4
------------------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance                               Other Securities                                    26,519,482       0.7
------------------------------------------------------------------------------------------------------------------------------------
Tobacco                                     606,937      Altria Group, Inc.                                  45,872,298       1.2
                                                         Other Securities                                     5,708,969       0.2
                                                                                                         ---------------------------
                                                                                                             51,581,267       1.4
------------------------------------------------------------------------------------------------------------------------------------
Trading Companies & Distributors                         Other Securities                                     1,889,732       0.1
------------------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication Services                      Other Securities                                    15,726,565       0.4
                                                         Total Common Stocks (Cost -- $2,794,100,719)     3,706,796,752      99.6
------------------------------------------------------------------------------------------------------------------------------------


           BLACKROCK S&P 500 INDEX FUND           DECEMBER 31, 2007           17

Summary Schedule of Investments (concluded)          Master S&P 500 Index Series

                                         Beneficial                                                                       Percent of
                                           Interest      Short-Term Securities                                Value       Net Assets
====================================================================================================================================
                                       $  3,656,892      BlackRock Liquidity Series, LLC
                                                         Cash Sweep Series, 5.04% (b)(c)                 $    3,656,892       0.1%
                                        352,564,900      BlackRock Liquidity Series, LLC
                                                         Money Market Series, 4.78% (b)(c)(f)               352,564,900       9.5
------------------------------------------------------------------------------------------------------------------------------------
                                                         Total Short-Term Securities
                                                         (Cost -- $356,221,792)                             356,221,792       9.6
------------------------------------------------------------------------------------------------------------------------------------
                                                         Total Investments (Cost -- $3,150,322,511*)      4,063,018,544     109.2

                                                         Liabilities in Excess of Other Assets             (341,847,708)     (9.2)
                                                                                                         ---------------------------
                                                         Net Assets                                      $3,721,170,836     100.0%
                                                                                                         ===========================

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost .......................................    $ 2,610,236,122
                                                                ===============
      Gross unrealized appreciation ........................    $ 1,546,979,510
      Gross unrealized depreciation ........................        (94,197,088)
                                                                ---------------
      Net unrealized appreciation ..........................    $ 1,452,782,422
                                                                ===============

(a)   Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      ---------------------------------------------------------------------------------------
                                                                                    Interest/
                                     Purchase          Sale         Realized        Dividend
      Affiliate                        Cost            Cost           Gain           Income
      ---------------------------------------------------------------------------------------
      Blackrock Liquidity
        Series, LLC
        Cash Sweep Series                   --     $42,257,333**          --       $2,259,136
      BlackRock Liquidity
        Series, LLC
        Money Market Series        $17,223,100*             --            --       $  688,689
      Merrill Lynch & Co., Inc.    $ 2,802,808     $   914,000      $282,077       $  311,714
      The PNC Financial
        Services Group, Inc.       $ 1,807,325     $   569,972      $ 55,595       $  211,029
      ---------------------------------------------------------------------------------------

*     Represents net purchase cost.
**    Represents net sale cost.

(c)   Represents the current yield as of December 31, 2007.
(d) All or a portion of security held as collateral in connection with open financial futures contracts.
(e)   Security, or a portion of security, is on loan.
(f)   Security was purchased with the cash proceeds from securities loans.
o "Other Securities" represent issues that are not identified as the 50 largest holdings of the Series and issues not exceeding 1% of net assets. Some securities, or a portion of, in this category are held in connection with open financial futures contracts.
o For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for this report, which may combine industry sub-classification for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.
o Financial futures contracts purchased as of December 31, 2007 were as follows:

      --------------------------------------------------------------------------
      Number of                     Expiration         Face          Unrealized
      Contracts        Issue           Date            Value        Appreciation
      --------------------------------------------------------------------------
         44           S&P 500
                       Index        March 2008      $16,154,369        $94,831
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


18           BLACKROCK S&P 500 INDEX FUND           DECEMBER 31, 2007

Statement of Assets and Liabilities                  Master S&P 500 Index Series

As of December 31, 2007
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
Investments in unaffiliated securities, at value (including securities
  loaned of $342,057,698) (identified cost -- $2,779,483,873) .............................                         $ 3,686,943,052
Investments in affiliated securities, at value (identified cost -- $370,838,638) ..........                             376,075,492
Receivables:
    Securities sold .......................................................................    $    37,882,599
    Contributions .........................................................................          6,695,103
    Dividends .............................................................................          5,512,285
    Securities lending ....................................................................             91,718           50,181,705
                                                                                               ---------------
Prepaid expenses and other assets .........................................................                               1,976,807
                                                                                                                    ---------------
Total assets ..............................................................................                           4,115,177,056
                                                                                                                    ---------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
Collateral on securities loaned, at value .................................................                             352,564,900
Bank overdraft ............................................................................                                  17,453
Payables:
    Withdrawals ...........................................................................         38,042,468
    Securities purchased ..................................................................          3,027,144
    Other affiliates ......................................................................             34,618
    Investment adviser ....................................................................             16,133
    Variation margin ......................................................................             13,764           41,134,127
                                                                                               ---------------
Accrued expenses and other liabilities ....................................................                                 289,740
                                                                                                                    ---------------
Total liabilities .........................................................................                             394,006,220
                                                                                                                    ---------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Net assets ................................................................................                         $ 3,721,170,836
                                                                                                                    ===============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
Investors' capital ........................................................................                         $ 2,808,379,972
Unrealized appreciation -- net ............................................................                             912,790,864
                                                                                                                    ---------------
Net Assets ................................................................................                         $ 3,721,170,836
                                                                                                                    ===============

      See Notes to Financial Statements.


           BLACKROCK S&P 500 INDEX FUND           DECEMBER 31, 2007           19

Statement of Operations                              Master S&P 500 Index Series

For the Year Ended December 31, 2007
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
Dividends (including $522,743 from affiliates) ............................................                         $    66,269,541
Interest from affiliates ..................................................................                               2,259,136
Securities lending -- net .................................................................                                 688,689
                                                                                                                    ---------------
Total income ..............................................................................                              69,217,366
                                                                                                                    ===============
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Accounting services .......................................................................    $       511,948
Investment advisory fees ..................................................................            349,953
Professional fees .........................................................................            138,798
Custodian fees ............................................................................            129,648
Directors' fees and expenses ..............................................................             31,065
Licensing fees ............................................................................             20,000
Printing and shareholder reports ..........................................................              3,443
Pricing fees ..............................................................................                120
Other .....................................................................................             63,126
                                                                                               ---------------
Total expenses before waiver ..............................................................          1,248,101
Waiver of expenses ........................................................................           (174,977)
                                                                                               ---------------
Total expenses after waiver ...............................................................                               1,073,124
                                                                                                                    ---------------
Investment income -- net ..................................................................                              68,144,242
                                                                                                                    ---------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------------
Realized gain on:
    Investments (including $337,672 from affiliates) -- net ...............................         71,700,711
    Financial futures contracts -- net ....................................................          1,271,248           72,971,959
                                                                                               ---------------
Change in unrealized appreciation on:
    Investments -- net ....................................................................        (17,249,512)
    Financial futures contracts -- net ....................................................             (2,161)         (17,251,673)
                                                                                               ------------------------------------
Total realized and unrealized gain -- net .................................................                              55,720,286
                                                                                                                    ---------------
Net Increase in Net Assets Resulting from Operations ......................................                         $   123,864,528
                                                                                                                    ===============

      See Notes to Financial Statements.


20           BLACKROCK S&P 500 INDEX FUND           DECEMBER 31, 2007

Statements of Changes in Net Assets                  Master S&P 500 Index Series

                                                                                                        For the Year Ended
                                                                                                           December 31,
                                                                                               ------------------------------------
Increase (Decrease) in Net Assets:                                                                   2007                 2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net ..................................................................    $    68,144,242      $    52,217,414
Realized gain (loss) -- net ...............................................................         72,971,959          (15,353,939)
Change in unrealized appreciation/depreciation -- net .....................................        (17,251,673)         370,124,158
                                                                                               ------------------------------------
Net increase in net assets resulting from operations ......................................        123,864,528          406,987,633
                                                                                               ------------------------------------
===================================================================================================================================
Capital Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Proceeds from contributions ...............................................................      1,916,951,681*         682,690,342
Fair value of withdrawals .................................................................     (1,130,278,630)      (1,224,826,445)
                                                                                               ------------------------------------
Net increase (decrease) in net assets derived from capital transactions ...................        786,673,051         (542,136,103)
                                                                                               ------------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets ...................................................        910,537,579         (135,148,470)
Beginning of year .........................................................................      2,810,633,257        2,945,781,727
                                                                                               ------------------------------------
End of year ...............................................................................    $ 3,721,170,836      $ 2,810,633,257
                                                                                               ====================================

* Amount includes an in-kind contribution of $1,099,448,117 from an affiliated fund.

      See Notes to Financial Statements.


           BLACKROCK S&P 500 INDEX FUND           DECEMBER 31, 2007           21

Financial Highlights                                 Master S&P 500 Index Series

                                                                                  For the Year Ended
                                                                                      December 31,
The following ratios have been derived from        --------------------------------------------------------------------------------
information provided in the financial statements.       2007            2006             2005              2004             2003
===================================================================================================================================
Total Investment Return
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return .......................            5.56%           15.85%            4.96%           10.90%           28.70%
                                                   ================================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver .......................             .03%             .04%             .03%             .03%             .04%
                                                   ================================================================================
Expenses ......................................             .04%             .04%             .03%             .03%             .04%
                                                   ================================================================================
Investment income -- net ......................            1.95%            1.92%            1.84%            1.99%            1.76%
                                                   ================================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ........    $  3,721,171     $  2,810,633     $  2,945,782     $  2,938,391     $  2,474,596
                                                   ================================================================================
Portfolio turnover ............................               4%               4%              11%               6%               4%
                                                   ================================================================================

      See Notes to Financial Statements.


22           BLACKROCK S&P 500 INDEX FUND           DECEMBER 31, 2007

Notes to Financial Statements                        Master S&P 500 Index Series

1. Significant Accounting Policies:

Master S&P 500 Index Series (the "Series"), a non-diversified management investment company, is part of Quantitative Master Series LLC (the "Master LLC"). The Master LLC is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware limited liability company. Prior to June 15, 2007, the Master LLC was organized as a Delaware statutory trust (the "Trust"). The Limited Liability Company Agreement permits the Directors (and prior to June 15, 2007, the Declaration of Trust permitted the Trustees) to issue nontransferable interests in the Master LLC/Trust, subject to certain limitations. Throughout this report, the Trust and the Master LLC are referred to as the Master LLC and the Board of Trustees of the Trust and the Board of Directors of the Master LLC are referred to as the Board of Directors. The Series' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Series.

(a) Valuation of investments -- Equity securities that are held by the Series that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors. Long positions traded in the over-the-counter ("OTC") markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Effective September 4, 2007, exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price as of the close of options trading on applicable exchanges. Options traded on the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Series from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Series employs pricing services to provide certain securities prices for the Series. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors, including valuations furnished by the pricing services retained by the Series, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Master LLC under the general supervision of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Series are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Series' net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Board of Directors.

(b) Derivative financial instruments -- The Series may engage in various portfolio investment strategies to provide liquidity or as a proxy for a direct investment in securities underlying the Series' index. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The counterparty, for certain instruments, may pledge cash or securities as collateral.

o Financial futures contracts -- The Series may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Series deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


           BLACKROCK S&P 500 INDEX FUND           DECEMBER 31, 2007           23

Notes to Financial Statements (continued)            Master S&P 500 Index Series

o Options -- The Series may purchase and write call and put options. When the Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Income taxes -- The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Securities lending -- The Series may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Where the Series receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Series typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Series receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Series may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series could experience delays and costs in gaining access to the collateral. The Series also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(f) Bank overdraft -- The Series recorded a bank overdraft which resulted from management estimates of available cash.

(g) Recent accounting pronouncements -- Effective June 29, 2007, the Series implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Series, and has determined that the adoption of FIN 48 does not have a material impact on the Series' financial statements. The Series files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series' U.S. federal tax returns remains open for the years ended December 31, 2004 through December 31, 2006. The statute of limitations on the Series' state and local tax returns may remain open for an additional year depending upon the jurisdiction.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Series' financial statement disclosures, if any, is currently being assessed.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Series' financial statement disclosures, if any, is currently being assessed.


24           BLACKROCK S&P 500 INDEX FUND           DECEMBER 31, 2007

Notes to Financial Statements (concluded)            Master S&P 500 Index Series

2. Investment Advisory Agreement and Transactions with Affiliates:

The Master LLC, on behalf of the Series, has entered into an Investment Advisory Agreement with the Manager. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. are the principal owners of BlackRock, Inc.

The Manager is responsible for the management of the Series' investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Manager earns a monthly fee at an annual rate of .01% of the average daily value of the Series' net assets. However, the Manager has entered into a contract with the Master LLC on behalf of the Series, that provides that the management fee for the Series, when combined with the administrative fee of a certain feeder fund, will not exceed a specified amount. As a result, the Series pays a monthly fee at an annual rate of .005% of the average daily value of the Series' net assets. For the year ended December 31, 2007, the Manager earned $349,953, of which $174,977 was waived. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the sub-advisor for services it provides a monthly fee that is a percentage of the management fee paid by the Series to the Manager.

The Master LLC, on behalf of the Series, has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. As of December 31, 2007, the Series loaned securities with a value of $79,561,400 to MLPF&S or its affiliates. Pursuant to that order, the Master LLC also has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Master LLC and the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended December 31, 2007, BIM received $203,707 in securities lending agent fees.

Prior to March 28, 2007, Merrill Lynch Trust Company ("MLTC"), a wholly owned subsidiary of Merrill Lynch, was the Series' custodian. Effective March 28, 2007, State Street Bank & Trust Co. became the Series' custodian.

For the year ended December 31, 2007, the Series reimbursed the Manager $63,062 for certain accounting services.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2007 were $138,148,702 and $351,559,549, respectively.

4. Short-Term Borrowings:

The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Series may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series' current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Series pays a commitment fee of .06% per annum based on the Series' pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Series did not borrow under the credit agreement during the year ended December 31, 2007. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms.


           BLACKROCK S&P 500 INDEX FUND           DECEMBER 31, 2007           25

Report of Independent Registered Public Accounting Firm
                                                     Master S&P 500 Index Series

To the Investors and Board of Directors of Quantitative Master Series LLC:

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of Master S&P 500 Index Series, one of the portfolios constituting Quantitative Master Series LLC (formerly Quantitative Master Series Trust) (the "Master LLC"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master S&P 500 Index Series of Quantitative Master Series LLC as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 28, 2008


26           BLACKROCK S&P 500 INDEX FUND           DECEMBER 31, 2007

Proxy Results                                        Master S&P 500 Index Series

During the six-month period ended December 31, 2007, the holders of interests of Master S&P 500 Index Series of Quantitative Master Series LLC voted on the following proposal, which was approved at a special meeting on September 7, 2007. This proposal was a part of the reorganization of the Board of Directors of Quantitative Master Series LLC that took effect on November 1, 2007. A description of the proposal and number of shares voted for each Director are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Units of Interest     Units of Interest
                                                                                                Voted For       Withheld From Voting
------------------------------------------------------------------------------------------------------------------------------------
To elect the Board of Directors     David O. Beim, Richard S. Davis, Ronald W. Forbes,
of Quantitative Master Series LLC:  Henry Gabbay, Dr. Matina Horner, Rodney D. Johnson,
                                    Herbert I. London, Cynthia A. Montgomery,
                                    Joseph P. Platt, Jr., Robert C. Robb, Jr.,
                                    Toby Rosenblatt, Kenneth L. Urish
                                    and Frederick W. Winter                                   2,427,287,326               0
------------------------------------------------------------------------------------------------------------------------------------


           BLACKROCK S&P 500 INDEX FUND           DECEMBER 31, 2007           27

Proxy Results                                       BlackRock S&P 500 Index Fund

During the six-month period ended December 31, 2007, the shareholders of BlackRock S&P 500 Index Fund of BlackRock Index Funds, Inc. voted on the following proposal, which was approved at a special shareholders' meeting on September 7, 2007. This proposal was a part of the reorganization of the Corporation's Board of Directors that took effect on November 1, 2007. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------------
                                                                                   Shares Voted                Shares Withheld
                                                                                       For                       From Voting
------------------------------------------------------------------------------------------------------------------------------
To elect the Corporation's Board of Directors:        David O. Beim                 72,231,963                    2,040,303
                                                      Richard S. Davis              72,211,640                    2,060,626
                                                      Ronald W. Forbes              72,235,874                    2,036,392
                                                      Henry Gabbay                  72,258,290                    2,013,976
                                                      Dr. Matina Horner             72,226,461                    2,045,805
                                                      Rodney D. Johnson             72,229,841                    2,042,425
                                                      Herbert I. London             72,235,935                    2,036,331
                                                      Cynthia A. Montgomery         72,263,439                    2,008,827
                                                      Joseph P. Platt, Jr.          72,256,695                    2,015,571
                                                      Robert C. Robb, Jr.           72,255,689                    2,016,577
                                                      Toby Rosenblatt               72,233,933                    2,038,333
                                                      Kenneth L. Urish              72,252,993                    2,019,273
                                                      Frederick W. Winter           72,225,341                    2,046,925
------------------------------------------------------------------------------------------------------------------------------


28           BLACKROCK S&P 500 INDEX FUND           DECEMBER 31, 2007

Officers and Directors

                                                                                                Number of
                                                                                                BlackRock-
                          Position(s)                                                           Advised
                          Held with    Length of                                                Funds and
Name, Address             Fund/        Time                                                     Portfolios     Public
and Year of Birth         Master LLC   Served   Principal Occupation(s) During Past Five Years  Overseen       Directorships
====================================================================================================================================
Non-Interested Directors*
------------------------------------------------------------------------------------------------------------------------------------
David O. Beim             Director     2007 to  Professor of Finance and Economics at the       35 Funds       None
40 East 52nd Street                    present  Columbia University Graduate School of          81 Portfolios
New York, NY 10022                              Business since 1991; Chairman of Outward
1940                                            Bound USA from 1997 to 2001; Chairman of
                                                Wave Hill, Inc. from 1990 to 2006; Trustee
                                                of Phillips Exeter Academy from 2002 to
                                                present.
------------------------------------------------------------------------------------------------------------------------------------
Ronald W. Forbes          Director     2007 to  Professor Emeritus of Finance, School of        35 Funds       None
40 East 52nd Street       and          present  Business, State University of New York at       81 Portfolios
New York, NY 10022        Co-Chairman           Albany since 2000 and Professor thereof from
1940                      of the Board          1989 to 2000; International Consultant,
                          of Directors          Urban Institute, Washington, D.C. from 1995
                                                to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Dr. Matina Horner         Director     2007 to  Executive Vice President of Teachers            35 Funds       NSTAR (electric
40 East 52nd Street                    present  Insurance and Annuity Association and           81 Portfolios  and gas utility)
New York, NY 10022                              College Retirement Equities Fund from 1989
1939                                            to 2003.
------------------------------------------------------------------------------------------------------------------------------------
Rodney D. Johnson         Director     2007 to  President, Fairmount Capital Advisors, Inc.     35 Funds       None
40 East 52nd Street       and          present  since 1987; Director, Fox Chase Cancer          81 Portfolios
New York, NY 10022        Co-Chairman           Center since 2002; Member of the
1941                      of the Board          Archdiocesan Investment Committee of the
                          of Directors          Archdiocese of Philadelphia since 2003.
------------------------------------------------------------------------------------------------------------------------------------
Herbert I. London         Director     2007 to  Professor Emeritus, New York University         35 Funds       AIMS Worldwide, Inc.
40 East 52nd Street       and          present  since 2005; John M. Olin Professor of           81 Portfolios  (marketing)
New York, NY 10022        Member of             Humanities, New York University from 1993 to
1939                      the Audit             2005 and Professor thereof from 1980 to
                          Committee             2005; President, Hudson Institute since 1997
                                                and Trustee thereof since 1980; Dean,
                                                Gallatin Division of New York University
                                                from 1976 to 1993; Distinguished Fellow,
                                                Herman Kahn Chair, Hudson Institute from
                                                1984 to 1985; Chairman of the Board of
                                                Directors of Vigilant Research, Inc. since
                                                2006; Member of the Board of Directors for
                                                Grantham University since 2006; Director of
                                                AIMS Worldwide, Inc. since 2006; Director of
                                                Reflex Security since 2006; Director of
                                                InnoCentive, Inc. since 2006; Director of
                                                Cerego, LLC since 2005; Director, Damon
                                                Corp. from 1991 to 1995; Overseer, Center
                                                for Naval Analyses from 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A. Montgomery     Director     2007 to  Professor, Harvard Business School since        35 Funds       Newell Rubbermaid,
40 East 52nd Street                    present  1989; Associate Professor, J.L. Kellogg         81 Portfolios  Inc. (manufacturing)
New York, NY 10022                              Graduate School of Management, Northwestern
1952                                            University from 1985 to 1989; Associate
                                                Professor, Graduate School of Business
                                                Administration, University of Michigan from
                                                1979 to 1985; Director, Harvard Business
                                                School Publishing since 2005; Director,
                                                McLean Hospital since 2005.
------------------------------------------------------------------------------------------------------------------------------------
Joseph P. Platt, Jr.      Director     2007 to  Partner, Amarna Corporation, LLC (private       35 Funds       Greenlight Capital
40 East 52nd Street                    present  investment company) since 2002; Director,       81 Portfolios  Re, Ltd. (reinsurance
New York, NY 10022                              Jones and Brown (Canadian insurance broker)                    company)
1947                                            since 1998; Director, Greenlight Capital Re,
                                                Ltd. (reinsurance company) since 2004;
                                                Partner, Amarna Financial Company (private
                                                investment company) since 2005; Director and
                                                Executive Vice President, Johnson and
                                                Higgins (insurance brokerage) from 1990 to
                                                1997.
------------------------------------------------------------------------------------------------------------------------------------
Robert C. Robb, Jr.       Director     2007 to  Partner, Lewis, Eckert, Robb and Company        35 Funds       None
40 East 52nd Street                    present  (management and financial consulting firm)      81 Portfolios
New York, NY 10022                              since 1981; Trustee, Medical College of
1945                                            Pennsylvania/Hahnemann University from 1998
                                                to 2002; Director, EQK Realty Investors from
                                                1994 to 2000; Director, Tamaqua Cable
                                                Products Company from 1981 to 1998;
                                                Director, Brynwood Partners from 1984 to
                                                1998; Director, The PNC Bank Corp. from 1994
                                                to 1998; Director, Provident National Bank
                                                from 1983 to 1993; Director, Brinks, Inc.
                                                from 1981 to 1986.
                          ----------------------------------------------------------------------------------------------------------
                          *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


           BLACKROCK S&P 500 INDEX FUND           DECEMBER 31, 2007           29

                                                                                                Number of
                                                                                                BlackRock-
                          Position(s)                                                           Advised
                          Held with    Length of                                                Funds and
Name, Address             Fund/        Time                                                     Portfolios      Public
and Year of Birth         Master LLC   Served   Principal Occupation(s) During Past Five Years  Overseen        Directorships
====================================================================================================================================
Non-Interested Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Toby Rosenblatt           Director     2007 to  President since 1999 and Vice President --      35 Funds        A.P. Pharma, Inc.
40 East 52nd Street       and Vice     present  General Partner since 1990, Founders            81 Portfolios   (speciality
New York, NY 10022        Chairman              Investments Ltd. (private investments);                         pharmaceuticals)
1938                      of the                Director, Forward Management, LLC since
                          Performance           2007; Director, SSR Funds from 1990 to 2005;
                          Oversight             Trustee, Metropolitan Series Funds, Inc.
                          Committee             from 2001 to 2005.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth L. Urish          Director     2007 to  Managing Partner, Urish Popeck & Co., LLC       35 Funds        None
40 East 52nd Street       and          present  (certified public account- ants and             81 Portfolios
New York, NY 10022        Chairman of           consultants) since 1976; External Advisory
1951                      the Audit             Board, The Pennsylvania State University
                          Committee             Accounting Department since 2001; Trustee,
                                                The Holy Family Foundation since 2001;
                                                President and Trustee, Pittsburgh Catholic
                                                Publishing Associates since 2003; Former
                                                Director, Inter-Tel from 2006 to 2007.
------------------------------------------------------------------------------------------------------------------------------------
Frederick W. Winter       Director     2007 to  Professor and Dean Emeritus of the Joseph M.    35 Funds        None
40 East 52nd Street       and          present  Katz School of Business -- University of        81 Portfolios
New York, NY 10022        Member of             Pittsburgh since 2005 and Dean thereof from
1945                      the Audit             1997 to 2005; Director, Alkon Corporation
                          Committee             (pneumatics) since 1992; Director,
                                                Indotronix International (IT service) since
                                                2004; Director, Tippman Sports (recreation)
                                                since 2005.
                          ----------------------------------------------------------------------------------------------------------
                          *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
====================================================================================================================================
Interested Directors*
------------------------------------------------------------------------------------------------------------------------------------
Richard S. Davis          Director     2007 to  Managing Director, BlackRock, Inc. since        184 Funds       None
40 East 52nd Street                    present  2005; Chief Executive Officer, State Street     289 Portfolios
New York, NY 10022                              Research & Management Company from 2000 to
1945                                            2005; Chairman of the Board of Trustees,
                                                State Street Research mutual funds ("SSR
                                                Funds") from 2000 to 2005; Senior Vice
                                                President, Metropolitan Life Insurance
                                                Company from 1999 to 2000; Chairman, SSR
                                                Realty from 2000 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Henry Gabbay              Director     2007 to  Consultant, BlackRock, Inc. since 2007;         183 Funds       None
40 East 52nd Street                    present  Managing Director, BlackRock, Inc. from 1989    288 Portfolios
New York, NY 10022                              to June 2007; Chief Administrative Officer,
1947                                            BlackRock Advisors, LLC from 1998 to 2007;
                                                President of BlackRock Funds and BlackRock
                                                Bond Allocation Target Shares from 2005 to
                                                2007; Treasurer of certain closed-end funds
                                                in the BlackRock Fund complex from 1989 to
                                                2006.
                          ----------------------------------------------------------------------------------------------------------
                          *     Messrs. Davis and Gabbay are both "interested persons," as defined in the Investment Company
                                Act of 1940, of the Fund/Master LLC based on their positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
====================================================================================================================================
Advisory Board Member
------------------------------------------------------------------------------------------------------------------------------------
David R.                  Director     2007     Chairman, Wilmerding & Associates, Inc.         35 Funds       Chestnut Street
Wilmerding, Jr.*                                (investment advisers) from 1989 to 2005;        81 Portfolios  Exchange Fund,
40 East 52nd Street                             Chairman, Coho Partners, Ltd. (investment                      (open-end
New York, NY 10022                              advisors) from 2003 to 2005; Director,                         investment company)
1935                                            Beaver Management Corporation.
                          ----------------------------------------------------------------------------------------------------------
                          *     David R. Wilmerding, Jr. resigned from the Advisory Board of the Fund/Master LLC, effective
                                December 31, 2007.


30           BLACKROCK S&P 500 INDEX FUND           DECEMBER 31, 2007

Officers and Directors (concluded)

                          Position(s)
                          Held with    Length of
Name, Address             Fund/        Time
and Year of Birth         Master LLC   Served   Principal Occupation(s) During Past Five Years
====================================================================================================================================
Fund/Master LLC Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke           Fund         2007 to  Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of
40 East 52nd Street       President    present  Merrill Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P.
New York, NY 10022        and Chief             ("FAM") in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof
1960                      Executive             from 1999 to 2006 and Vice President thereof from 1990 to 1997.
                          Officer
------------------------------------------------------------------------------------------------------------------------------------
Anne F. Ackerley          Vice         2007 to  Managing Director of BlackRock, Inc. since 2000 and First Vice President and Chief
40 East 52nd Street       President    present  Operating Officer of Mergers and Acquisitions Group from 1997 to 2000; First Vice
New York, NY 10022                              President and Chief Operating Officer of Public Finance Group thereof from 1995 to
1962                                            1997; First Vice President of Emerging Markets Fixed Income Research of Merrill
                                                Lynch & Co., Inc. from 1994 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Neal J. Andrews           Chief        2007 to  Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and
40 East 52nd Street       Financial    present  Line of Business Head of Fund Accounting and Administration at PFPC Inc. from 1992
New York, NY 10022        Officer               to 2006.
1966
------------------------------------------------------------------------------------------------------------------------------------
Jay M. Fife               Treasurer    2007 to  Managing Director of BlackRock, Inc. since 2007 and Director since 2006; Formerly
40 East 52nd Street                    present  Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of
New York, NY 10022                              MLIM Fund Services Group from 2001 to 2006.
1970
------------------------------------------------------------------------------------------------------------------------------------
Brian P. Kindelan         Chief        2007 to  Chief Compliance Officer of the Funds since 2007; Managing Director and Senior
40 East 52nd Street       Compliance   present  Counsel thereof since January 2005; Director and Senior Counsel of BlackRock
New York, NY 10022        Officer               Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from
1959                                            1998 to 2000; Senior Counsel of The PNC Bank Corp. from 1995 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Howard Surloff            Secretary    2007 to  Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock,
40 East 52nd Street                    present  Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management,
New York, NY 10022                              L.P. from 1993 to 2006.
1965
                          ----------------------------------------------------------------------------------------------------------
                          *     Officers of the Fund/Master LLC serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------
                          Further information about the Fund's Officers and Directors is available in the Fund's Statement of
                          Additional Information, which can be obtained without charge by calling (800) 441-7762.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and
Trust Company
North Quincy, MA 02171

Transfer Agent

PFPC Inc.
Wilmington, DE 19809

Accounting Agent

State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered Public
Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel

Sidley Austin LLP
New York, NY 10019


           BLACKROCK S&P 500 INDEX FUND           DECEMBER 31, 2007           31

BlackRock Fund Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund's website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Select "eDelivery" under the "More Information" section

3) Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.


32           BLACKROCK S&P 500 INDEX FUND           DECEMBER 31, 2007

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our website at www.blackrock.com, by calling
(800) 441-7762, or on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock or the Fund's previous adviser during the most recent 12-month period ended June 30 is available, upon request and without charge, on our website at www.blackrock.com, by calling (800) 441-7762 or on the website of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


           BLACKROCK S&P 500 INDEX FUND           DECEMBER 31, 2007           33

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio*
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock Technology Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
   Conservative Prepared Portfolio
   Moderate Prepared Portfolio
   Growth Prepared Portfolio
   Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
   Prepared Portfolio 2010
   Prepared Portfolio 2015
   Prepared Portfolio 2020
   Prepared Portfolio 2025
   Prepared Portfolio 2030
   Prepared Portfolio 2035
   Prepared Portfolio 2040
   Prepared Portfolio 2045
   Prepared Portfolio 2050

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


34           BLACKROCK S&P 500 INDEX FUND           DECEMBER 31, 2007

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

BlackRock Index Funds, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

                                                                       BLACKROCK

                                                                  #Index 4-12/07

Item 2 - Code of Ethics - The registrant (or the "Fund") has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
            Donald W. Burton (term ended, effective November 1, 2007)
            John F. O'Brien (term ended, effective November 1, 2007)
            Kenneth L. Urish (term began, effective November 1, 2007)
            David H. Walsh (term ended, effective November 1, 2007)
            Fred G. Weiss (term ended, effective November 1, 2007)

            Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 -    Principal Accountant Fees and Services

----------------------------------------------------------------------------------------------------------------------------------
                         (a) Audit Fees          (b) Audit-Related Fees(1)        (c) Tax Fees(2)            (d) All Other Fees(3)
----------------------------------------------------------------------------------------------------------------------------------
                      Current      Previous        Current      Previous        Current      Previous        Current      Previous
                    Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal
   Entity Name          End        Year End          End        Year End          End        Year End          End        Year End
----------------------------------------------------------------------------------------------------------------------------------
BlackRock S&P 500
Index Fund            $6,500       $6,500            $0              $0         $6,100        $6,000          $1,042         $0
----------------------------------------------------------------------------------------------------------------------------------
Master S&P 500
Index Series          $35,500      $35,500           $0            $24,000      $17,000       $17,000           $0           $0
----------------------------------------------------------------------------------------------------------------------------------

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

            (e)(1) Audit Committee Pre-Approval Policies and Procedures:

                  The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are
            a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

            (e)(2) None of the services described in each of Items 4(b) through
            (d) were approved by the audit committee pursuant to paragraph
            (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

            (f) Not Applicable

            (g) Affiliates' Aggregate Non-Audit Fees:

            --------------------------------------------------------------------
                                               Current Fiscal    Previous Fiscal
                     Entity Name                  Year End           Year End
            --------------------------------------------------------------------
            BlackRock S&P 500 Index Fund          $291,642          $3,077,450
            --------------------------------------------------------------------
            Master S&P 500 Index Series           $301,500          $3,112,450
            --------------------------------------------------------------------

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
            (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $284,500, 0%

Item 5 -    Audit Committee of Listed Registrants - Not Applicable

Item 6 -    Schedule of Investments - Master S&P 500 Index Series

Master S&P 500 Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

--------------------------------------------------------------------------------------------------------------------------------
                                      Shares
Industry                                Held  Common Stocks                                                            Value
--------------------------------------------------------------------------------------------------------------------------------
Aerospace & Defense - 2.8%           223,361  Boeing Co.                                                         $    19,535,153
                                     115,157  General Dynamics Corp.                                                  10,247,821
                                      38,549  Goodrich Corp.                                                           2,721,945
                                     215,174  Honeywell International, Inc.                                           13,248,263
                                      34,767  L-3 Communications Holdings, Inc.                                        3,683,216
                                      99,151  Lockheed Martin Corp. (e)                                               10,436,634
                                      97,462  Northrop Grumman Corp.                                                   7,664,412
                                      39,100  Precision Castparts Corp.                                                5,423,170
                                     123,683  Raytheon Co.                                                             7,507,558
                                      49,516  Rockwell Collins, Inc.                                                   3,563,667
                                     284,811  United Technologies Corp.                                               21,799,434
                                                                                                                 ---------------
                                                                                                                     105,831,273
--------------------------------------------------------------------------------------------------------------------------------
Air Freight & Logistics - 1.0%        50,892  C.H. Robinson Worldwide, Inc.                                            2,754,275
                                      63,500  Expeditors International Washington, Inc.                                2,837,180
                                      87,856  FedEx Corp. (e)                                                          7,834,120
                                     302,787  United Parcel Service, Inc. Class B (e)                                 21,413,097
                                                                                                                 ---------------
                                                                                                                      34,838,672
--------------------------------------------------------------------------------------------------------------------------------
Airlines - 0.1%                      218,770  Southwest Airlines Co. (e)                                               2,668,994
--------------------------------------------------------------------------------------------------------------------------------
Auto Components - 0.2%                65,683  The Goodyear Tire & Rubber Co. (a)(e)                                    1,853,574
                                     168,370  Johnson Controls, Inc.                                                   6,068,055
                                                                                                                 ---------------
                                                                                                                       7,921,629
--------------------------------------------------------------------------------------------------------------------------------
Automobiles - 0.3%                   607,982  Ford Motor Co. (a)(e)                                                    4,091,719
                                     159,898  General Motors Corp.                                                     3,979,861
                                      70,829  Harley-Davidson, Inc.                                                    3,308,423
                                                                                                                 ---------------
                                                                                                                      11,380,003
--------------------------------------------------------------------------------------------------------------------------------
Beverages - 2.4%                     211,409  Anheuser-Busch Cos., Inc.                                               11,065,147
                                      26,413  Brown-Forman Corp. Class B                                               1,957,467
                                     572,683  The Coca-Cola Co.                                                       35,145,556
                                      89,423  Coca-Cola Enterprises, Inc.                                              2,327,681
                                      59,756  Constellation Brands, Inc. Class A (a)                                   1,412,632
                                      37,100  Molson Coors Brewing Co. Class B                                         1,915,102
                                      44,073  Pepsi Bottling Group, Inc.                                               1,739,121
                                     463,824  PepsiCo, Inc.                                                           35,204,242
                                                                                                                 ---------------
                                                                                                                      90,766,948
--------------------------------------------------------------------------------------------------------------------------------
Biotechnology - 1.1%                 313,140  Amgen, Inc. (a)                                                         14,542,222
                                      83,322  Biogen Idec, Inc. (a)(e)                                                 4,742,688
                                     111,236  Celgene Corp. (a)                                                        5,140,216
                                      75,323  Genzyme Corp. (a)                                                        5,607,044
                                     268,182  Gilead Sciences, Inc. (a)                                               12,339,054
                                                                                                                 ---------------
                                                                                                                      42,371,224
--------------------------------------------------------------------------------------------------------------------------------
Building Products - 0.1%             106,307  Masco Corp.                                                              2,297,294
                                      52,221  Trane, Inc.                                                              2,439,243
                                                                                                                 ---------------
                                                                                                                       4,736,537
--------------------------------------------------------------------------------------------------------------------------------
Capital Markets - 3.3%                52,300  American Capital Strategies Ltd. (e)                                     1,723,808
                                      69,873  Ameriprise Financial, Inc.                                               3,850,701
                                     328,077  The Bank of New York Mellon Corp.                                       15,997,034
                                      32,223  The Bear Stearns Cos., Inc. (e)                                          2,843,680
                                     267,894  The Charles Schwab Corp.                                                 6,844,692
                                     118,082  E*Trade Financial Corp. (a)(e)                                             419,191
                                      27,348  Federated Investors, Inc. Class B                                        1,125,644
                                      46,622  Franklin Resources, Inc.                                                 5,334,955
                                     114,593  The Goldman Sachs Group, Inc. (e)                                       24,643,225
                                      44,232  Janus Capital Group, Inc.                                                1,453,021

Master S&P 500 Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

--------------------------------------------------------------------------------------------------------------------------------
                                      Shares
Industry                                Held  Common Stocks                                                            Value
--------------------------------------------------------------------------------------------------------------------------------
                                      38,354  Legg Mason, Inc.                                                   $     2,805,595
                                     152,376  Lehman Brothers Holdings, Inc. (e)                                       9,971,485
                                     246,638  Merrill Lynch & Co., Inc. (b)                                           13,239,528
                                     305,833  Morgan Stanley (e)                                                      16,242,791
                                      55,161  Northern Trust Corp.                                                     4,224,229
                                     110,515  State Street Corp.                                                       8,973,818
                                      74,140  T. Rowe Price Group, Inc. (e)                                            4,513,643
                                                                                                                 ---------------
                                                                                                                     124,207,040
--------------------------------------------------------------------------------------------------------------------------------
Chemicals - 1.8%                      62,018  Air Products & Chemicals, Inc.                                           6,116,835
                                      19,132  Ashland, Inc.                                                              907,431
                                     270,053  The Dow Chemical Co.                                                    10,645,489
                                     257,137  E.I. du Pont de Nemours & Co.                                           11,337,170
                                      23,362  Eastman Chemical Co.                                                     1,427,185
                                      54,095  Ecolab, Inc.                                                             2,770,205
                                      30,102  Hercules, Inc.                                                             582,474
                                      24,864  International Flavors & Fragrances, Inc.                                 1,196,704
                                     157,572  Monsanto Co.                                                            17,599,217
                                      47,947  PPG Industries, Inc.                                                     3,367,318
                                      91,057  Praxair, Inc.                                                            8,077,666
                                      39,726  Rohm & Haas Co. (e)                                                      2,108,259
                                      40,245  Sigma-Aldrich Corp.                                                      2,197,377
                                                                                                                 ---------------
                                                                                                                      68,333,330
--------------------------------------------------------------------------------------------------------------------------------
Commercial Banks - 3.0%              158,296  BB&T Corp.                                                               4,854,938
                                      43,543  Comerica, Inc.                                                           1,895,427
                                      52,251  Commerce Bancorp, Inc.                                                   1,992,853
                                     153,497  Fifth Third Bancorp (e)                                                  3,857,380
                                      42,158  First Horizon National Corp. (e)                                           765,168
                                     105,329  Huntington Bancshares, Inc. (e)                                          1,554,656
                                     111,982  KeyCorp (e)                                                              2,625,978
                                      23,866  M&T Bank Corp.                                                           1,946,750
                                      70,721  Marshall & Ilsley Corp.                                                  1,872,692
                                     175,705  National City Corp. (e)                                                  2,892,104
                                     100,749  The PNC Financial Services Group, Inc. (b)                               6,614,172
                                     208,548  Regions Financial Corp. (e)                                              4,932,160
                                     100,611  SunTrust Banks, Inc. (e)                                                 6,287,181
                                     497,511  U.S. Bancorp (e)                                                        15,790,999
                                     569,261  Wachovia Corp.                                                          21,648,996
                                     972,290  Wells Fargo & Co.                                                       29,353,435
                                      27,930  Zions Bancorporation                                                     1,304,052
                                                                                                                 ---------------
                                                                                                                     110,188,941
--------------------------------------------------------------------------------------------------------------------------------
Commercial Services &                 74,642  Allied Waste Industries, Inc. (a)                                          822,555
Supplies - 0.5%                       29,212  Avery Dennison Corp.                                                     1,552,326
                                      42,897  Cintas Corp.                                                             1,442,197
                                      39,854  Equifax, Inc.                                                            1,449,091
                                      34,751  Monster Worldwide, Inc. (a)                                              1,125,932
                                      64,862  Pitney Bowes, Inc.                                                       2,467,350
                                      60,022  R.R. Donnelley & Sons Co.                                                2,265,230
                                      48,292  Robert Half International, Inc.                                          1,305,816
                                     146,495  Waste Management, Inc.                                                   4,785,992
                                                                                                                 ---------------
                                                                                                                      17,216,489
--------------------------------------------------------------------------------------------------------------------------------
Communications Equipment - 2.6%       23,001  Ciena Corp. (a)                                                            784,564
                                   1,748,204  Cisco Systems, Inc. (a)                                                 47,323,882
                                     454,049  Corning, Inc.                                                           10,892,635

Master S&P 500 Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

--------------------------------------------------------------------------------------------------------------------------------
                                      Shares
Industry                                Held  Common Stocks                                                            Value
--------------------------------------------------------------------------------------------------------------------------------
                                      58,672  JDS Uniphase Corp. (a)                                             $       780,338
                                     150,283  Juniper Networks, Inc. (a)                                               4,989,396
                                     658,108  Motorola, Inc.                                                          10,556,052
                                     471,601  QUALCOMM, Inc.                                                          18,557,499
                                     140,784  Tellabs, Inc. (a)                                                          920,727
                                                                                                                 ---------------
                                                                                                                      94,805,093
--------------------------------------------------------------------------------------------------------------------------------
Computers & Peripherals - 4.6%       252,903  Apple, Inc. (a)                                                         50,095,026
                                     645,721  Dell, Inc. (a)                                                          15,826,622
                                     604,338  EMC Corp.                                                               11,198,383
                                     742,911  Hewlett-Packard Co.                                                     37,502,147
                                     397,091  International Business Machines Corp.                                   42,925,537
                                      27,544  Lexmark International, Inc. Class A (a)                                    960,184
                                      99,200  Network Appliance, Inc. (a)                                              2,476,032
                                      47,581  QLogic Corp. (a)                                                           675,650
                                      63,247  SanDisk Corp. (a)                                                        2,097,903
                                     238,732  Sun Microsystems, Inc. (a)                                               4,328,211
                                      53,100  Teradata Corp. (a)                                                       1,455,471
                                                                                                                 ---------------
                                                                                                                     169,541,166
--------------------------------------------------------------------------------------------------------------------------------
Construction & Engineering - 0.2%     24,918  Fluor Corp.                                                              3,631,051
                                      34,800  Jacobs Engineering Group, Inc. (a)                                       3,327,228
                                                                                                                 ---------------
                                                                                                                       6,958,279
--------------------------------------------------------------------------------------------------------------------------------
Construction Materials - 0.1%         29,572  Vulcan Materials Co.                                                     2,338,849
--------------------------------------------------------------------------------------------------------------------------------
Consumer Finance - 0.7%              336,974  American Express Co.                                                    17,529,387
                                     112,619  Capital One Financial Corp. (e)                                          5,322,374
                                     142,466  Discover Financial Services                                              2,148,387
                                     119,373  SLM Corp.                                                                2,404,172
                                                                                                                 ---------------
                                                                                                                      27,404,320
--------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging - 0.1%         31,433  Ball Corp.                                                               1,414,485
                                      29,930  Bemis Co.                                                                  819,483
                                      37,589  Pactiv Corp. (a)                                                         1,000,995
                                      47,687  Sealed Air Corp.                                                         1,103,477
                                                                                                                 ---------------
                                                                                                                       4,338,440
--------------------------------------------------------------------------------------------------------------------------------
Distributors - 0.1%                   49,397  Genuine Parts Co.                                                        2,287,081
--------------------------------------------------------------------------------------------------------------------------------
Diversified Consumer                  39,431  Apollo Group, Inc. Class A (a)                                           2,766,085
Services - 0.1%                      100,936  H&R Block, Inc.                                                          1,874,381
                                                                                                                 ---------------
                                                                                                                       4,640,466
--------------------------------------------------------------------------------------------------------------------------------
Diversified Financial              1,283,653  Bank of America Corp.                                                   52,963,523
Services - 4.4%                       57,129  CIT Group, Inc.                                                          1,372,810
                                      15,679  CME Group, Inc.                                                         10,755,794
                                   1,444,179  Citigroup, Inc.                                                         42,516,630
                                      20,000  IntercontinentalExchange, Inc. (a)                                       3,850,000
                                     967,904  JPMorgan Chase & Co.                                                    42,249,010
                                      48,700  Leucadia National Corp. (e)                                              2,293,770
                                      61,755  Moody's Corp. (e)                                                        2,204,653
                                      76,400  NYSE Euronext (e)                                                        6,705,628
                                                                                                                 ---------------
                                                                                                                     164,911,818
--------------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication      1,752,191  AT&T Inc.                                                               72,821,058
Services - 3.2%                       35,615  CenturyTel, Inc.                                                         1,476,598
                                     109,504  Citizens Communications Co. (e)                                          1,393,986
                                      40,456  Embarq Corp.                                                             2,003,786
                                     452,326  Qwest Communications International, Inc.                                 3,170,805
                                     832,857  Verizon Communications, Inc.                                            36,387,522

Master S&P 500 Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

--------------------------------------------------------------------------------------------------------------------------------
                                      Shares
Industry                                Held  Common Stocks                                                            Value
--------------------------------------------------------------------------------------------------------------------------------
                                     128,440  Windstream Corp.                                                   $     1,672,289
                                                                                                                 ---------------
                                                                                                                     118,926,044
--------------------------------------------------------------------------------------------------------------------------------
Electric Utilities - 2.1%             47,918  Allegheny Energy, Inc.                                                   3,048,064
                                     119,455  American Electric Power Co., Inc.                                        5,561,825
                                     357,334  Duke Energy Corp.                                                        7,207,427
                                      94,047  Edison International                                                     5,019,288
                                      55,970  Entergy Corp.                                                            6,689,534
                                     190,211  Exelon Corp.                                                            15,528,826
                                     117,264  FPL Group, Inc. (e)                                                      7,948,154
                                      87,834  FirstEnergy Corp.                                                        6,353,912
                                     107,069  PPL Corp.                                                                5,577,224
                                      56,984  Pepco Holdings, Inc.                                                     1,671,341
                                      26,258  Pinnacle West Capital Corp.                                              1,113,602
                                      79,560  Progress Energy, Inc. (a)                                                3,809,801
                                     216,900  The Southern Co.                                                         8,404,875
                                                                                                                 ---------------
                                                                                                                      77,933,873
--------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment - 0.5%           51,850  Cooper Industries Ltd. Class A                                           2,741,828
                                     226,830  Emerson Electric Co.                                                    12,852,188
                                      45,511  Rockwell Automation, Inc.                                                3,138,439
                                                                                                                 ---------------
                                                                                                                      18,732,455
--------------------------------------------------------------------------------------------------------------------------------
Electronic Equipment &               114,949  Agilent Technologies, Inc. (a)                                           4,223,226
Instruments - 0.3%                    54,386  Jabil Circuit, Inc.                                                        830,474
                                      46,140  Molex, Inc.                                                              1,259,622
                                     143,601  Tyco Electronics Ltd.                                                    5,331,905
                                                                                                                 ---------------
                                                                                                                      11,645,227
--------------------------------------------------------------------------------------------------------------------------------
Energy Equipment &                    84,333  BJ Services Co.                                                          2,045,919
Services - 2.5%                       90,145  Baker Hughes, Inc.                                                       7,310,759
                                      39,509  ENSCO International, Inc.                                                2,355,527
                                     252,451  Halliburton Co.                                                          9,570,417
                                      81,379  Nabors Industries Ltd. (a)                                               2,228,971
                                     102,790  National Oilwell Varco, Inc. (a)                                         7,550,953
                                      74,846  Noble Corp.                                                              4,229,547
                                      32,040  Rowan Cos., Inc.                                                         1,264,298
                                     344,590  Schlumberger Ltd.                                                       33,897,318
                                      57,501  Smith International, Inc.                                                4,246,449
                                      91,575  Transocean, Inc. (a)                                                    13,108,961
                                      97,239  Weatherford International Ltd. (a)                                       6,670,595
                                                                                                                 ---------------
                                                                                                                      94,479,714
--------------------------------------------------------------------------------------------------------------------------------
Food & Staples Retailing - 2.4%      425,552  CVS/Caremark Corp.                                                      16,915,692
                                     124,124  Costco Wholesale Corp.                                                   8,658,890
                                     196,241  The Kroger Co.                                                           5,241,597
                                      57,710  SUPERVALU INC.                                                           2,165,279
                                     172,515  SYSCO Corp.                                                              5,384,193
                                     124,110  Safeway, Inc.                                                            4,245,803
                                     680,909  Wal-Mart Stores, Inc.                                                   32,363,605
                                     284,044  Walgreen Co. (e)                                                        10,816,395
                                      38,382  Whole Foods Market, Inc. (e)                                             1,565,986
                                                                                                                 ---------------
                                                                                                                      87,357,440
--------------------------------------------------------------------------------------------------------------------------------
Food Products - 1.5%                 183,418  Archer-Daniels-Midland Co.                                               8,516,098
                                      63,462  Campbell Soup Co.                                                        2,267,497
                                     137,320  ConAgra Foods, Inc.                                                      3,266,843
                                      40,049  Dean Foods Co.                                                           1,035,667
                                      95,460  General Mills, Inc.                                                      5,441,220

Master S&P 500 Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

--------------------------------------------------------------------------------------------------------------------------------
                                      Shares
Industry                                Held  Common Stocks                                                            Value
--------------------------------------------------------------------------------------------------------------------------------
                                      90,107  H.J. Heinz Co.                                                     $     4,206,195
                                      52,846  The Hershey Co. (e)                                                      2,082,132
                                      76,486  Kellogg Co.                                                              4,010,161
                                     444,151  Kraft Foods, Inc.                                                       14,492,647
                                      38,348  McCormick & Co., Inc.                                                    1,453,773
                                     219,005  Sara Lee Corp.                                                           3,517,220
                                      76,645  Tyson Foods, Inc. Class A                                                1,174,968
                                      65,919  Wm. Wrigley Jr. Co.                                                      3,859,557
                                                                                                                 ---------------
                                                                                                                      55,323,978
--------------------------------------------------------------------------------------------------------------------------------
Gas Utilities - 0.2%                  12,458  Nicor, Inc.                                                                527,596
                                      49,996  Questar Corp.                                                            2,704,784
                                     182,561  Spectra Energy Corp.                                                     4,713,725
                                                                                                                 ---------------
                                                                                                                       7,946,105
--------------------------------------------------------------------------------------------------------------------------------
Health Care Equipment &              182,677  Baxter International, Inc.                                              10,604,400
Supplies - 1.7%                       70,324  Becton Dickinson & Co.                                                   5,877,680
                                     380,113  Boston Scientific Corp. (a)                                              4,420,714
                                      31,306  C.R. Bard, Inc.                                                          2,967,809
                                     143,601  Covidien Ltd.                                                            6,360,088
                                      44,027  Hospira, Inc. (a)                                                        1,877,311
                                     325,757  Medtronic, Inc.                                                         16,375,804
                                      99,515  St. Jude Medical, Inc. (a)                                               4,044,290
                                      70,939  Stryker Corp.                                                            5,300,562
                                      37,809  Varian Medical Systems, Inc. (a)                                         1,972,117
                                      67,610  Zimmer Holdings, Inc. (a)                                                4,472,401
                                                                                                                 ---------------
                                                                                                                      64,273,176
--------------------------------------------------------------------------------------------------------------------------------
Health Care Providers &              144,211  Aetna, Inc.                                                              8,325,301
Services - 2.4%                       51,391  AmerisourceBergen Corp.                                                  2,305,914
                                     103,416  Cardinal Health, Inc.                                                    5,972,274
                                      80,457  Cigna Corp.                                                              4,322,955
                                      47,199  Coventry Health Care, Inc. (a)                                           2,796,541
                                      72,670  Express Scripts, Inc. (a)                                                5,304,910
                                      47,384  Humana, Inc. (a)                                                         3,568,489
                                      33,223  Laboratory Corp. of America Holdings (a)                                 2,509,333
                                      83,391  McKesson Corp. (e)                                                       5,462,944
                                      77,118  Medco Health Solutions, Inc. (a)                                         7,819,765
                                      41,966  Patterson Cos., Inc. (a)                                                 1,424,746
                                      42,642  Quest Diagnostics, Inc. (e)                                              2,255,762
                                     132,885  Tenet Healthcare Corp. (a)                                                 675,056
                                     372,345  UnitedHealth Group, Inc.                                                21,670,479
                                     164,634  WellPoint, Inc. (a)(e)                                                  14,443,341
                                                                                                                 ---------------
                                                                                                                      88,857,810
--------------------------------------------------------------------------------------------------------------------------------
Health Care Technology - 0.0%         59,001  IMS Health, Inc.                                                         1,359,383
--------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants &                124,785  Carnival Corp. (e)                                                       5,551,685
Leisure - 1.4%                        43,759  Darden Restaurants, Inc.                                                 1,212,562
                                      52,389  Harrah's Entertainment, Inc.                                             4,649,524
                                      93,168  International Game Technology                                            4,092,870
                                      90,119  Marriott International, Inc. Class A (e)                                 3,080,267
                                     340,801  McDonald's Corp.                                                        20,076,587
                                     205,491  Starbucks Corp. (a)                                                      4,206,401
                                      57,411  Starwood Hotels & Resorts Worldwide, Inc.                                2,527,806
                                      28,433  Wendy's International, Inc.                                                734,709
                                      56,485  Wyndham Worldwide Corp.                                                  1,330,787
                                     146,582  Yum! Brands, Inc. (e)                                                    5,609,693
                                                                                                                 ---------------
                                                                                                                      53,072,891
--------------------------------------------------------------------------------------------------------------------------------

Master S&P 500 Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

--------------------------------------------------------------------------------------------------------------------------------
                                      Shares
Industry                                Held  Common Stocks                                                            Value
--------------------------------------------------------------------------------------------------------------------------------
Household Durables - 0.4%             18,607  Black & Decker Corp.                                               $     1,295,978
                                      34,654  Centex Corp.                                                               875,360
                                      78,911  D.R. Horton, Inc. (e)                                                    1,039,258
                                      42,151  Fortune Brands, Inc.                                                     3,050,046
                                      18,957  Harman International Industries, Inc.                                    1,397,320
                                      20,291  KB Home                                                                    438,286
                                      53,452  Leggett & Platt, Inc.                                                      932,203
                                      38,391  Lennar Corp. Class A                                                       686,815
                                      77,433  Newell Rubbermaid, Inc.                                                  2,003,966
                                      61,125  Pulte Homes, Inc. (e)                                                      644,257
                                      16,579  Snap-On, Inc.                                                              799,771
                                      22,889  The Stanley Works                                                        1,109,659
                                      20,797  Whirlpool Corp.                                                          1,697,659
                                                                                                                 ---------------
                                                                                                                      15,970,578
--------------------------------------------------------------------------------------------------------------------------------
Household Products - 2.4%             42,837  Clorox Co.                                                               2,791,687
                                     145,784  Colgate-Palmolive Co.                                                   11,365,321
                                     120,255  Kimberly-Clark Corp.                                                     8,338,482
                                     897,494  The Procter & Gamble Co.                                                65,894,009
                                                                                                                 ---------------
                                                                                                                      88,389,499
--------------------------------------------------------------------------------------------------------------------------------
IT Services - 0.9%                    30,038  Affiliated Computer Services, Inc. Class A (a)                           1,354,714
                                     148,643  Automatic Data Processing, Inc.                                          6,619,073
                                      81,202  Cognizant Technology Solutions Corp. (a)                                 2,755,996
                                      50,551  Computer Sciences Corp. (a)                                              2,500,758
                                      40,681  Convergys Corp. (a)                                                        669,609
                                     149,172  Electronic Data Systems Corp.                                            3,092,336
                                      47,464  Fidelity National Information Services, Inc.                             1,974,028
                                      45,082  Fiserv, Inc. (a)                                                         2,501,600
                                      96,079  Paychex, Inc.                                                            3,479,981
                                      57,700  Total System Services, Inc.                                              1,615,600
                                      94,590  Unisys Corp. (a)                                                           447,411
                                     221,153  The Western Union Co.                                                    5,369,595
                                                                                                                 ---------------
                                                                                                                      32,380,701
--------------------------------------------------------------------------------------------------------------------------------
Independent Power Producers &        188,763  The AES Corp. (a)                                                        4,037,641
Energy Traders - 0.3%                 52,049  Constellation Energy Group, Inc.                                         5,336,584
                                     128,851  Dynegy, Inc. Class A (a)                                                   919,996
                                                                                                                 ---------------
                                                                                                                      10,294,221
--------------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates - 3.7%      205,485  3M Co. (e)                                                              17,326,495
                                   2,917,337  General Electric Co.                                                   108,145,683
                                      70,038  Textron, Inc.                                                            4,993,709
                                     140,901  Tyco International Ltd.                                                  5,586,725
                                                                                                                 ---------------
                                                                                                                     136,052,612
--------------------------------------------------------------------------------------------------------------------------------
Insurance - 4.3%                      92,631  ACE Ltd.                                                                 5,722,743
                                      25,381  AMBAC Financial Group, Inc. (e)                                            654,068
                                      88,131  AON Corp. (e)                                                            4,202,967
                                     140,574  Aflac, Inc.                                                              8,804,150
                                     162,100  The Allstate Corp.                                                       8,466,483
                                     730,793  American International Group, Inc.                                      42,605,232
                                      27,552  Assurant, Inc.                                                           1,843,229
                                     110,597  Chubb Corp.                                                              6,036,384
                                      49,962  Cincinnati Financial Corp.                                               1,975,497
                                     123,975  Genworth Financial, Inc. Class A                                         3,155,164
                                      89,824  Hartford Financial Services Group, Inc.                                  7,831,755
                                      77,531  Lincoln National Corp.                                                   4,513,855

Master S&P 500 Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

--------------------------------------------------------------------------------------------------------------------------------
                                      Shares
Industry                                Held  Common Stocks                                                            Value
--------------------------------------------------------------------------------------------------------------------------------
                                     127,770  Loews Corp.                                                        $     6,431,942
                                      36,159  MBIA, Inc. (e)                                                             673,642
                                     149,860  Marsh & McLennan Cos., Inc.                                              3,966,794
                                     213,446  MetLife, Inc. (e)                                                       13,152,543
                                      75,398  Principal Financial Group, Inc.                                          5,190,398
                                     209,547  The Progressive Corp. (e)                                                4,014,921
                                     130,839  Prudential Financial, Inc.                                              12,173,261
                                      23,894  Safeco Corp.                                                             1,330,418
                                      29,820  Torchmark Corp.                                                          1,805,005
                                     187,546  The Travelers Cos., Inc.                                                10,089,975
                                      98,467  UnumProvident Corp.                                                      2,342,530
                                      50,335  XL Capital Ltd. Class A                                                  2,532,354
                                                                                                                 ---------------
                                                                                                                     159,515,310
--------------------------------------------------------------------------------------------------------------------------------
Internet & Catalog Retail - 0.3%      88,560  Amazon.com, Inc. (a)(e)                                                  8,204,198
                                      60,000  Expedia, Inc. (a)                                                        1,897,200
                                      57,427  IAC/InterActiveCorp (a)                                                  1,545,935
                                                                                                                 ---------------
                                                                                                                      11,647,333
--------------------------------------------------------------------------------------------------------------------------------
Internet Software &                   49,100  Akamai Technologies, Inc. (a)                                            1,698,860
Services - 1.9%                      327,588  eBay, Inc. (a)(e)                                                       10,872,646
                                      66,869  Google, Inc. Class A (a)                                                46,238,576
                                      63,673  VeriSign, Inc. (a)(e)                                                    2,394,742
                                     385,140  Yahoo! Inc. (a)                                                          8,958,356
                                                                                                                 ---------------
                                                                                                                      70,163,180
--------------------------------------------------------------------------------------------------------------------------------
Leisure Equipment &                   26,046  Brunswick Corp.                                                            444,084
Products - 0.1%                       83,027  Eastman Kodak Co.                                                        1,815,800
                                      48,104  Hasbro, Inc.                                                             1,230,500
                                     105,688  Mattel, Inc.                                                             2,012,300
                                                                                                                 ---------------
                                                                                                                       5,502,684
--------------------------------------------------------------------------------------------------------------------------------
Life Sciences Tools &                 52,486  Applera Corp. - Applied Biosystems Group                                 1,780,325
Services - 0.4%                       13,883  Millipore Corp. (a)                                                      1,015,958
                                      31,961  PerkinElmer, Inc.                                                          831,625
                                     120,666  Thermo Fisher Scientific, Inc. (a)                                       6,960,015
                                      30,769  Waters Corp. (a)                                                         2,432,905
                                                                                                                 ---------------
                                                                                                                      13,020,828
--------------------------------------------------------------------------------------------------------------------------------
Machinery - 1.9%                     182,516  Caterpillar, Inc.                                                       13,243,361
                                      29,181  Cummins, Inc.                                                            3,716,784
                                      71,351  Danaher Corp.                                                            6,260,337
                                     127,908  Deere & Co.                                                             11,910,793
                                      57,887  Dover Corp.                                                              2,668,012
                                      42,183  Eaton Corp.                                                              4,089,642
                                      51,782  ITT Corp.                                                                3,419,683
                                     117,829  Illinois Tool Works, Inc.                                                6,308,565
                                      78,498  Ingersoll-Rand Co. Class A                                               3,647,802
                                      36,800  Manitowoc Co.                                                            1,796,944
                                     106,177  PACCAR, Inc. (e)                                                         5,784,523
                                      35,075  Pall Corp.                                                               1,414,224
                                      48,468  Parker Hannifin Corp.                                                    3,650,125
                                      29,534  Terex Corp. (a)                                                          1,936,544
                                                                                                                 ---------------
                                                                                                                      69,847,339
--------------------------------------------------------------------------------------------------------------------------------
Media - 2.8%                         197,412  CBS Corp. Class B (e)                                                    5,379,477
                                     149,075  Clear Channel Communications, Inc.                                       5,146,069
                                     838,909  Comcast Corp. Class A (a)                                               15,318,478

Master S&P 500 Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

--------------------------------------------------------------------------------------------------------------------------------
                                      Shares
Industry                                Held  Common Stocks                                                            Value
--------------------------------------------------------------------------------------------------------------------------------
                                      46,657  Comcast Corp. Special Class A (a)                                  $       845,425
                                     213,068  The DIRECTV Group, Inc. (a)                                              4,926,132
                                      24,899  The E.W. Scripps Co. Class A (e)                                         1,120,704
                                      63,925  Gannett Co., Inc. (e)                                                    2,493,075
                                     121,646  Interpublic Group of Cos., Inc. (a)(e)                                     986,549
                                      92,201  The McGraw-Hill Cos., Inc.                                               4,039,326
                                      13,345  Meredith Corp.                                                             733,708
                                      41,598  The New York Times Co. Class A (e)                                         729,213
                                     675,293  News Corp. Class A (e)                                                  13,836,754
                                      94,214  Omnicom Group, Inc.                                                      4,477,991
                                   1,041,597  Time Warner, Inc.                                                       17,196,766
                                     189,129  Viacom, Inc. Class B (a)(e)                                              8,306,546
                                     548,540  Walt Disney Co.                                                         17,706,871
                                       1,700  The Washington Post Co. Class B                                          1,345,431
                                                                                                                 ---------------
                                                                                                                     104,588,515
--------------------------------------------------------------------------------------------------------------------------------
Metals & Mining - 1.0%               244,428  Alcoa, Inc.                                                              8,933,843
                                      28,313  Allegheny Technologies, Inc.                                             2,446,243
                                     110,075  Freeport-McMoRan Copper & Gold, Inc. Class B                            11,276,083
                                     127,577  Newmont Mining Corp.                                                     6,229,585
                                      82,931  Nucor Corp.                                                              4,911,174
                                      25,700  Titanium Metals Corp. (e)                                                  679,765
                                      34,031  United States Steel Corp.                                                4,114,688
                                                                                                                 ---------------
                                                                                                                      38,591,381
--------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities - 1.1%                57,262  Ameren Corp.                                                             3,104,173
                                      73,731  CMS Energy Corp.                                                         1,281,445
                                      89,758  CenterPoint Energy, Inc. (e)                                             1,537,555
                                      75,002  Consolidated Edison, Inc. (e)                                            3,663,848
                                      48,053  DTE Energy Co.                                                           2,112,410
                                     166,018  Dominion Resources, Inc.                                                 7,877,554
                                      21,370  Integrys Energy Group, Inc.                                              1,104,615
                                      71,915  NiSource, Inc.                                                           1,358,474
                                     106,431  PG&E Corp.                                                               4,586,112
                                      73,250  Public Service Enterprise Group, Inc.                                    7,196,080
                                      73,238  Sempra Energy                                                            4,531,967
                                      56,516  TECO Energy, Inc.                                                          972,640
                                     114,126  Xcel Energy, Inc.                                                        2,575,824
                                                                                                                 ---------------
                                                                                                                      41,902,697
--------------------------------------------------------------------------------------------------------------------------------
Multiline Retail - 0.7%               29,182  Big Lots, Inc. (a)                                                         466,620
                                      21,950  Dillard's, Inc. Class A                                                    412,221
                                      46,933  Family Dollar Stores, Inc.                                                 902,522
                                      61,854  J.C. Penney Co., Inc. (e)                                                2,720,957
                                      88,454  Kohl's Corp. (a)(e)                                                      4,051,193
                                     124,766  Macy's, Inc.                                                             3,227,696
                                      54,132  Nordstrom, Inc.                                                          1,988,268
                                      20,977  Sears Holdings Corp. (a)(e)                                              2,140,703
                                     239,364  Target Corp.                                                            11,968,200
                                                                                                                 ---------------
                                                                                                                      27,878,380
--------------------------------------------------------------------------------------------------------------------------------
Office Electronics - 0.1%            276,861  Xerox Corp.                                                              4,482,380
--------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable                132,687  Anadarko Petroleum Corp.                                                 8,716,209
Fuels - 10.1%                         94,503  Apache Corp.                                                            10,162,853
                                     130,861  Chesapeake Energy Corp. (e)                                              5,129,751
                                     608,429  Chevron Corp. (e)                                                       56,784,679
                                     460,905  ConocoPhillips                                                          40,697,911

Master S&P 500 Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

--------------------------------------------------------------------------------------------------------------------------------
                                      Shares
Industry                                Held  Common Stocks                                                            Value
--------------------------------------------------------------------------------------------------------------------------------
                                      52,248  Consol Energy, Inc.                                                $     3,736,777
                                     128,264  Devon Energy Corp.                                                      11,403,952
                                      69,422  EOG Resources, Inc.                                                      6,195,913
                                     196,759  El Paso Corp.                                                            3,392,125
                                   1,576,427  Exxon Mobil Corp. (d)                                                  147,695,446
                                      78,984  Hess Corp.                                                               7,966,326
                                     204,058  Marathon Oil Corp.                                                      12,418,970
                                      53,359  Murphy Oil Corp.                                                         4,526,978
                                      50,200  Noble Energy, Inc.                                                       3,991,904
                                     238,719  Occidental Petroleum Corp.                                              18,378,976
                                      76,342  Peabody Energy Corp.                                                     4,705,721
                                      43,000  Range Resources Corp.                                                    2,208,480
                                      33,908  Sunoco, Inc.                                                             2,456,296
                                      39,500  Tesoro Corp.                                                             1,884,150
                                     158,660  Valero Energy Corp.                                                     11,110,960
                                     168,867  Williams Cos., Inc.                                                      6,042,061
                                     136,904  XTO Energy, Inc. (e)                                                     7,031,377
                                                                                                                 ---------------
                                                                                                                     376,637,815
--------------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products - 0.3%       123,384  International Paper Co.                                                  3,995,174
                                      56,015  MeadWestvaco Corp.                                                       1,753,269
                                      60,412  Weyerhaeuser Co.                                                         4,454,781
                                                                                                                 ---------------
                                                                                                                      10,203,224
--------------------------------------------------------------------------------------------------------------------------------
Personal Products - 0.2%             123,658  Avon Products, Inc.                                                      4,888,201
                                      35,932  The Estee Lauder Cos., Inc. Class A                                      1,566,995
                                                                                                                 ---------------
                                                                                                                       6,455,196
--------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals - 6.3%               445,254  Abbott Laboratories                                                     25,001,012
                                      87,008  Allergan, Inc. (e)                                                       5,589,394
                                      29,959  Barr Pharmaceuticals, Inc. (a)                                           1,590,823
                                     570,131  Bristol-Myers Squibb Co.                                                15,119,874
                                     283,556  Eli Lilly & Co. (e)                                                     15,139,055
                                      89,874  Forest Laboratories, Inc. (a)                                            3,275,907
                                     824,637  Johnson & Johnson                                                       55,003,288
                                      66,773  King Pharmaceuticals, Inc. (a)                                             683,756
                                     627,225  Merck & Co., Inc.                                                       36,448,045
                                      79,643  Mylan, Inc. (e)                                                          1,119,781
                                   1,968,030  Pfizer, Inc.                                                            44,733,322
                                     465,522  Schering-Plough Corp.                                                   12,401,506
                                      30,407  Watson Pharmaceuticals, Inc. (a)                                           825,246
                                     385,834  Wyeth                                                                   17,050,004
                                                                                                                 ---------------
                                                                                                                     233,981,013
--------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts         25,831  Apartment Investment & Management Co. Class A                              897,111
(REITS) - 1.0%                        21,268  AvalonBay Communities, Inc.                                              2,002,170
                                      32,746  Boston Properties, Inc. (e)                                              3,006,410
                                      37,075  Developers Diversified Realty Corp.                                      1,419,602
                                      78,136  Equity Residential                                                       2,849,620
                                      74,300  General Growth Properties, Inc.                                          3,059,674
                                     159,595  Host Marriott Corp.                                                      2,719,499
                                      68,741  Kimco Realty Corp. (e)                                                   2,502,172
                                      51,130  Plum Creek Timber Co., Inc. (e)                                          2,354,025
                                      74,164  ProLogis (e)                                                             4,700,514
                                      34,446  Public Storage                                                           2,528,681
                                      63,283  Simon Property Group, Inc.                                               5,496,761
                                      36,963  Vornado Realty Trust                                                     3,250,896
                                                                                                                 ---------------
                                                                                                                      36,787,135
--------------------------------------------------------------------------------------------------------------------------------

Master S&P 500 Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

--------------------------------------------------------------------------------------------------------------------------------
                                      Shares
Industry                                Held  Common Stocks                                                            Value
--------------------------------------------------------------------------------------------------------------------------------
Real Estate Management &              53,891  CB Richard Ellis Group, Inc. (a)                                   $     1,161,351
Development - 0.0%
--------------------------------------------------------------------------------------------------------------------------------
Road & Rail - 0.8%                    84,602  Burlington Northern Santa Fe Corp.                                       7,041,424
                                     121,110  CSX Corp.                                                                5,326,418
                                     111,602  Norfolk Southern Corp.                                                   5,629,205
                                      17,147  Ryder System, Inc.                                                         806,080
                                      75,605  Union Pacific Corp.                                                      9,497,500
                                                                                                                 ---------------
                                                                                                                      28,300,627
--------------------------------------------------------------------------------------------------------------------------------
Semiconductors & Semiconductor       173,882  Advanced Micro Devices, Inc. (a)(e)                                      1,304,115
Equipment - 2.7%                      96,804  Altera Corp.                                                             1,870,253
                                      87,398  Analog Devices, Inc.                                                     2,770,517
                                     391,880  Applied Materials, Inc.                                                  6,959,789
                                     132,564  Broadcom Corp. Class A (a)                                               3,465,223
                                   1,684,853  Intel Corp.                                                             44,918,181
                                      50,766  KLA-Tencor Corp.                                                         2,444,891
                                     216,075  LSI Logic Corp. (a)                                                      1,147,358
                                      64,169  Linear Technology Corp. (e)                                              2,042,499
                                      65,700  MEMC Electronic Materials, Inc. (a)                                      5,813,793
                                      61,700  Microchip Technology, Inc.                                               1,938,614
                                     206,743  Micron Technology, Inc. (a)(e)                                           1,498,887
                                      67,734  National Semiconductor Corp. (e)                                         1,533,498
                                      33,492  Novellus Systems, Inc. (a)                                                 923,374
                                     158,911  Nvidia Corp. (a)                                                         5,406,152
                                      53,961  Teradyne, Inc. (a)                                                         557,957
                                     401,812  Texas Instruments, Inc.                                                 13,420,521
                                      84,726  Xilinx, Inc.                                                             1,852,958
                                                                                                                 ---------------
                                                                                                                      99,868,580
--------------------------------------------------------------------------------------------------------------------------------
Software - 3.7%                      165,376  Adobe Systems, Inc. (a)                                                  7,066,516
                                      66,523  Autodesk, Inc. (a)                                                       3,310,184
                                      60,189  BMC Software, Inc. (a)                                                   2,145,136
                                     119,624  CA, Inc.                                                                 2,984,619
                                      52,098  Citrix Systems, Inc. (a)                                                 1,980,245
                                      95,471  Compuware Corp. (a)                                                        847,782
                                      89,082  Electronic Arts, Inc. (a)                                                5,203,280
                                      93,996  Intuit, Inc. (a)                                                         2,971,214
                                   2,319,487  Microsoft Corp.                                                         82,573,737
                                     105,431  Novell, Inc. (a)                                                           724,311
                                   1,136,319  Oracle Corp. (a)(e)                                                     25,658,083
                                     249,818  Symantec Corp. (a)                                                       4,032,063
                                                                                                                 ---------------
                                                                                                                     139,497,170
--------------------------------------------------------------------------------------------------------------------------------
Specialty Retail - 1.5%               24,782  Abercrombie & Fitch Co. Class A                                          1,981,817
                                      47,813  AutoNation, Inc. (a)                                                       748,752
                                      12,764  AutoZone, Inc. (a)                                                       1,530,531
                                      72,266  Bed Bath & Beyond, Inc. (a)(e)                                           2,123,898
                                     101,157  Best Buy Co., Inc. (e)                                                   5,325,916
                                      31,846  Circuit City Stores, Inc.                                                  133,753
                                      45,800  GameStop Corp. Class A (a)                                               2,844,638
                                     134,199  The Gap, Inc.                                                            2,855,755
                                     485,273  Home Depot, Inc. (e)                                                    13,073,255
                                      89,543  Limited Brands, Inc. (e)                                                 1,695,049
                                     421,489  Lowe's Cos., Inc.                                                        9,534,081
                                      79,947  Office Depot, Inc. (a)                                                   1,112,063
                                      24,242  OfficeMax, Inc.                                                            500,840
                                      44,129  RadioShack Corp.                                                           744,015

Master S&P 500 Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

--------------------------------------------------------------------------------------------------------------------------------
                                      Shares
Industry                                Held  Common Stocks                                                            Value
--------------------------------------------------------------------------------------------------------------------------------
                                      29,548  The Sherwin-Williams Co.                                           $     1,714,966
                                     203,793  Staples, Inc.                                                            4,701,504
                                     125,972  TJX Cos., Inc.                                                           3,619,176
                                      39,063  Tiffany & Co.                                                            1,798,070
                                                                                                                 ---------------
                                                                                                                      56,038,079
--------------------------------------------------------------------------------------------------------------------------------
Textiles, Apparel &                  106,108  Coach, Inc. (a)                                                          3,244,783
Luxury Goods - 0.4%                   31,167  Jones Apparel Group, Inc.                                                  498,360
                                      28,640  Liz Claiborne, Inc.                                                        582,824
                                     108,755  Nike, Inc. Class B                                                       6,986,421
                                      18,018  Polo Ralph Lauren Corp.                                                  1,113,332
                                      27,694  VF Corp.                                                                 1,901,470
                                                                                                                 ---------------
                                                                                                                      14,327,190
--------------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance - 0.7%    166,545  Countrywide Financial Corp. (e)                                          1,488,912
                                     281,351  Fannie Mae                                                              11,248,413
                                     190,619  Freddie Mac (e)                                                          6,494,389
                                     145,919  Hudson City Bancorp, Inc. (e)                                            2,191,703
                                      23,544  MGIC Investment Corp. (e)                                                  528,092
                                     105,865  Sovereign Bancorp, Inc.                                                  1,206,861
                                     246,959  Washington Mutual, Inc. (e)                                              3,361,112
                                                                                                                 ---------------
                                                                                                                      26,519,482
--------------------------------------------------------------------------------------------------------------------------------
Tobacco - 1.4%                       606,937  Altria Group, Inc.                                                      45,872,298
                                      49,061  Reynolds American, Inc.                                                  3,236,064
                                      45,126  UST, Inc.                                                                2,472,905
                                                                                                                 ---------------
                                                                                                                      51,581,267
--------------------------------------------------------------------------------------------------------------------------------
Trading Companies &                   21,592  W.W. Grainger, Inc.                                                      1,889,732
Distributors - 0.1%
--------------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication           116,600  American Tower Corp. Class A (a)                                         4,967,160
Services - 0.4%                      819,452  Sprint Nextel Corp.                                                     10,759,405
                                                                                                                 ---------------
                                                                                                                      15,726,565
--------------------------------------------------------------------------------------------------------------------------------
                                              Total Common Stocks
                                              (Cost - $2,794,100,719) - 99.6%                                      3,706,796,752
--------------------------------------------------------------------------------------------------------------------------------

                                  Beneficial
                                    Interest  Short-Term Securities
--------------------------------------------------------------------------------------------------------------------------------
                                 $ 3,656,892  BlackRock Liquidity Series, LLC Cash Sweep
                                              Series, 5.04% (b)(c)                                                     3,656,892
                                 352,564,900  BlackRock Liquidity Series, LLC Money Market
                                              Series, 4.78% (b)(c)(f)                                                352,564,900
--------------------------------------------------------------------------------------------------------------------------------
                                              Total Short-Term Securities
                                              (Cost - $356,221,792) - 9.6%                                           356,221,792
--------------------------------------------------------------------------------------------------------------------------------
                                              Total Investments
                                              (Cost - $3,150,322,511*) - 109.2%                                    4,063,018,544

                                              Liabilities in Excess of Other Assets - (9.2%)                        (341,847,708)
                                                                                                                 ---------------
                                              Net Assets - 100.0%                                                $ 3,721,170,836
                                                                                                                 ===============

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost                                            $ 2,610,236,122
                                                                ===============
      Gross unrealized appreciation                             $ 1,546,979,510
      Gross unrealized depreciation                                 (94,197,088)
                                                                ---------------
      Net unrealized appreciation                               $ 1,452,782,422
                                                                ===============

Master S&P 500 Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

(a)   Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------------------------------------
      Affiliate                             Purchase          Sale           Realized        Interest/Dividend
                                              Cost            Cost            Gain                Income
      --------------------------------------------------------------------------------------------------------
      Blackrock Liquidity Series, LLC               --     $42,257,333 **           -          $ 2,259,136
      Cash Sweep Series
      BlackRock Liquidity Series, LLC      $17,223,100 *            --              -          $   688,689
      Money Market Series
      Merrill Lynch & Co., Inc.            $ 2,802,808     $   914,000       $282,077          $   311,714
      The PNC Financial Services           $ 1,807,325     $   569,972       $ 55,595          $   211,029
      Group, Inc.
      --------------------------------------------------------------------------------------------------------

*     Represents net purchase cost.
**    Represents net sale cost.
(c)   Represents the current yield as of December 31, 2007.
(d) All or a portion of security held as collateral in connection with open financial futures contracts.
(e)   Security, or a portion of security, is on loan.
(f)   Security was purchases with the cash proceeds from securities loans.
o For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for this report, which may combine industry sub-classification for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.
o Financial futures contracts purchased as of December 31, 2007 were as follows:

      -------------------------------------------------------------------------
      Number of                   Expiration                       Unrealized
      Contracts     Issue            Date         Face Value       Appreciation
      -------------------------------------------------------------------------
            44   S&P 500 Index    March 2008     $ 16,154,369      $   94,831
      -------------------------------------------------------------------------

      REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED
                            SCHEDULE OF INVESTMENTS

To the Investors and Board of Directors of Quantitative Master Series LLC:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Master S&P 500 Index Series, one of the portfolios constituting Quantitative Master Series LLC (formerly Quantitative Master Series Trust) (the "Master LLC") as of December 31, 2007, and for the year then ended and have issued our report thereon dated February 28, 2008 which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Master LLC's schedule of investments in securities (the "Schedule") as of December 31, 2007 appearing in Item 6 of this Form N-CSR. This
Schedule is the responsibility of the Master LLC's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Master LLC referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Princeton, New Jersey
February 28, 2008

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating and Governance Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock S&P 500 Index Fund of BlackRock Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series LLC


By: /s/ Donald C. Burke
    -------------------
    Donald C. Burke
    Chief Executive Officer (principal executive officer) of
    BlackRock S&P 500 Index Fund of BlackRock Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series LLC

Date: February 21, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Donald C. Burke
    -------------------
    Donald C. Burke
    Chief Executive Officer (principal executive officer) of
    BlackRock S&P 500 Index Fund of BlackRock Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series LLC

Date: February 21, 2008


By: /s/ Neal J. Andrews
    -------------------
    Neal J. Andrews
    Chief Financial Officer (principal financial officer) of
    BlackRock S&P 500 Index Fund of BlackRock Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series LLC

Date: February 21, 2008